                                                                    EXHIBIT 10.1

                               CREDIT AGREEMENT

                         Dated as of December 13, 2000

                                     among

                          HIGHWOODS PROPERTIES, INC.,
                           HIGHWOODS SERVICES, INC.,
                     HIGHWOODS REALTY LIMITED PARTNERSHIP,
                      HIGHWOODS/TENNESSEE HOLDINGS, L.P.
                                      AND
                            HIGHWOODS FINANCE, LLC

                                 as Borrowers,

                   AND CERTAIN SUBSIDIARIES OF THE BORROWERS
                        FROM TIME TO TIME PARTY HERETO,
                                as Guarantors,

                              THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTY HERETO

                            BANK OF AMERICA, N.A.,
                           as Administrative Agent,

                        BANC OF AMERICA SECURITIES LLC
                           as Sole Lead Arranger and
                             as Sole Book Manager

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           as Syndication Agent, and

                             WACHOVIA BANK, N.A.,
                            as Documentation Agent

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
SECTION 1  DEFINITIONS..............................................................................     2
           -----------
      1.1    Definitions............................................................................     2
             -----------
      1.2    Computation of Time Periods............................................................    23
             ---------------------------
      1.3    Accounting Terms.......................................................................    23
             ----------------
SECTION 2  CREDIT FACILITIES........................................................................    23
           -----------------
      2.1    Revolving Loans........................................................................    23
             ---------------
      2.2    Competitive Loan Subfacility...........................................................    25
             ----------------------------
      2.3    Letter of Credit Subfacility...........................................................    27
             ----------------------------
      2.4    Swingline Loan Subfacility.............................................................    30
             --------------------------
      2.5    Extension of Maturity Date.............................................................    32
             --------------------------
      2.6    Joint and Several Liability of the Borrowers...........................................    33
             --------------------------------------------
      2.7    Appointment of Principal Borrower as Agent for Borrowers...............................    34
             --------------------------------------------------------
SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITIES...........................................    34
           ----------------------------------------------
      3.1    Default Rate...........................................................................    34
             ------------
      3.2    Extension and Conversion...............................................................    35
             ------------------------
      3.3    Prepayments............................................................................    35
             -----------
      3.4    Termination and Reduction of Revolving Committed Amount................................    36
             -------------------------------------------------------
      3.5    Fees...................................................................................    36
             ----
      3.6    Capital Adequacy.......................................................................    37
             ----------------
      3.7    Limitation on Eurodollar Loans.........................................................    37
             ------------------------------
      3.8    Illegality.............................................................................    37
             ----------
      3.9    Requirements of Law....................................................................    37
             -------------------
      3.10   Treatment of Affected Loans............................................................    38
             ---------------------------
      3.11   Taxes..................................................................................    39
             -----
      3.12   Compensation...........................................................................    40
             ------------
      3.13   Pro Rata Treatment.....................................................................    40
             ------------------
      3.14   Sharing of Payments....................................................................    41
             -------------------
      3.15   Payments, Computations, Etc............................................................    42
             ---------------------------
      3.16   Evidence of Debt.......................................................................    43
             ----------------
SECTION 4  GUARANTY.................................................................................    43
           --------
      4.1    The Guarantee..........................................................................    43
             -------------
      4.2    Obligations Unconditional..............................................................    44
             -------------------------
      4.3    Reinstatement..........................................................................    44
             -------------
      4.4    Certain Additional Waivers.............................................................    45
             --------------------------
      4.5    Remedies...............................................................................    45
             --------
      4.6    Rights of Contribution.................................................................    45
             ----------------------
      4.7    Continuing Guarantee...................................................................    46
             --------------------
SECTION 5  CONDITIONS...............................................................................    46
           ----------
      5.1    Closing Conditions.....................................................................    46
             ------------------
      5.2    Conditions to all Extensions of Credit.................................................    47
             --------------------------------------
SECTION 6  REPRESENTATIONS AND WARRANTIES...........................................................    48
           ------------------------------
      6.1    Financial Condition....................................................................    48
             -------------------
      6.2    No Change; Dividends...................................................................    48
             --------------------
      6.3    Organization; Existence; Compliance with Law...........................................    49
             --------------------------------------------
      6.4    Power; Authorization; Enforceable Obligations..........................................    49
             ---------------------------------------------
      6.5    No Conflicts...........................................................................    49
             ------------
      6.6    No Default.............................................................................    49
             ----------
      6.7    Ownership..............................................................................    49
             ---------
      6.8    Indebtedness...........................................................................    49
             ------------
      6.9    Litigation.............................................................................    50
             ----------
      6.10   Taxes..................................................................................    50
             -----
      6.11   Compliance with Laws...................................................................    50
             --------------------

      6.12   ERISA..................................................................................  50
             -----
      6.13   Subsidiaries...........................................................................  51
             ------------
      6.14   Governmental Regulations, Etc..........................................................  51
             -----------------------------
      6.15   Purpose of Loans and Letters of Credit.................................................  52
             --------------------------------------
      6.16   Environmental Matters..................................................................  52
             ---------------------
      6.17   Intellectual Property..................................................................  52
             ---------------------
      6.18   Solvency...............................................................................  52
             --------
      6.19   Investments............................................................................  52
             -----------
      6.20   Disclosure.............................................................................  52
             ----------
      6.21   No Burdensome Restrictions.............................................................  53
             --------------------------
      6.22   Labor Matters..........................................................................  53
             -------------
      6.24   Principal Offices......................................................................  53
             ------------------
SECTION 7  AFFIRMATIVE COVENANTS....................................................................  53
           ---------------------
      7.1    Information Covenants..................................................................  53
             ---------------------
      7.2    Preservation of Existence and Franchises...............................................  56
             ----------------------------------------
      7.3    Books and Records......................................................................  56
             -----------------
      7.4    Compliance with Law....................................................................  56
             -------------------
      7.5    Payment of Taxes and Other Indebtedness................................................  57
             ---------------------------------------
      7.6    Insurance..............................................................................  57
             ---------
      7.7    Maintenance of Property................................................................  57
             -----------------------
      7.8    Performance of Obligations.............................................................  57
             --------------------------
      7.9    Use of Proceeds........................................................................  57
             ---------------
      7.10   Audits/Inspections.....................................................................  57
             ------------------
      7.13   Management.............................................................................  60
             ----------
      7.14   Upstream of Excess Cash Flow...........................................................  60
             ----------------------------
      7.16   Environmental Indemnity................................................................  60
             -----------------------
SECTION 8  NEGATIVE COVENANTS.......................................................................  61
           ------------------
      8.1    Indebtedness...........................................................................  61
             ------------
      8.2    Liens..................................................................................  61
             -----
      8.3    Nature of Business.....................................................................  61
             ------------------
      8.4    Consolidation, Merger, Dissolution, etc................................................  61
             ----------------------------------------
      8.6    Investments............................................................................  62
             -----------
      8.8    Prepayments of Indebtedness, etc.......................................................  62
             ---------------------------------
      8.9    Transactions with Affiliates...........................................................  62
             ----------------------------
      8.10   Fiscal Year; Organizational Documents..................................................  62
             -------------------------------------
      8.11   Limitation on Restricted Actions.......................................................  62
             --------------------------------
      8.12   Ownership of Subsidiaries..............................................................  63
             -------------------------
      8.13   Sale Leasebacks........................................................................  63
             ---------------
      8.14   No Further Negative Pledges............................................................  63
             ---------------------------
      8.15   Non-Guarantor Subsidiaries.............................................................  63
             --------------------------
SECTION 9  EVENTS OF DEFAULT........................................................................  63
           -----------------
      9.1    Events of Default......................................................................  63
             -----------------
      9.2    Acceleration; Remedies.................................................................  65
             ----------------------
SECTION 10  AGENCY PROVISIONS.......................................................................  66
            -----------------
      10.1   Appointment, Powers and Immunities.....................................................  66
             ----------------------------------
      10.2   Reliance by Administrative Agent.......................................................  66
             --------------------------------
      10.3   Defaults...............................................................................  67
             --------
      10.4   Rights as a Lender.....................................................................  67
             ------------------
      10.5   Indemnification........................................................................  67
             ---------------
      10.6   Non-Reliance on Administrative Agent and Other Lenders.................................  68
             ------------------------------------------------------
      10.7   Successor Administrative Agent.........................................................  68
             ------------------------------
      10.8   Minimum Commitments by Agents..........................................................  68
             -----------------------------
SECTION 11  MISCELLANEOUS...........................................................................  68
            -------------
      11.1   Notices................................................................................  68
             -------
      11.2   Right of Set-Off; Adjustments..........................................................  69
             -----------------------------
      11.3   Benefit of Agreement; Assignments......................................................  70
             ---------------------------------

      11.4     No Waiver; Remedies Cumulative......................................................   71
               ------------------------------
      11.5     Expenses; Indemnification...........................................................   71
               -------------------------
      11.6     Amendments, Waivers and Consents....................................................   72
               --------------------------------
      11.7     Counterparts........................................................................   73
               ------------
      11.8     Headings............................................................................   73
               --------
      11.9     Survival............................................................................   73
               --------
      11.10    Governing Law; Submission to Jurisdiction; Venue....................................   73
               ------------------------------------------------
      11.11    Severability........................................................................   74
               ------------
      11.12    Entirety............................................................................   74
               --------
      11.13    Binding Effect; Termination.........................................................   74
               ---------------------------
      11.14    Confidentiality.....................................................................   74
               ---------------
      11.15    Conflict............................................................................   75
               --------

                                   SCHEDULES
                                   =========

Schedule 1.1(a)        Investments
Schedule 1.1(b)        Nichols Documents
Schedule 2.1(a)        Lenders
Schedule 2.3(a)        Existing Letters of Credit
Schedule 6.12          ERISA Matters
Schedule 6.13          Subsidiaries
Schedule 6.24          Principal Place of Business
Schedule 7.6           Insurance
Schedule 8.1           Indebtedness


                                    EXHIBITS
                                    ========

Exhibit 2.1(b)(i)      Form of Notice of Borrowing (Revolving Loans)
Exhibit 2.4(b)(i)      Form of Notice of Borrowing (Swingline Loans)
Exhibit 2.1(e)         Form of Revolving Note
Exhibit 2.2(b)         Form of Competitive Bid Request
Exhibit 2.2(c)         Form of Competitive Bid
Exhibit 2.2(d)         Form of Competitive Bid Accept/Reject Letter
Exhibit 2.2(h)         Form of Competitive Note
Exhibit 2.4(d)         Form of Swingline Note
Exhibit 3.2            Form of Notice of Extension/Conversion
Exhibit 7.1(b)         Form of Quarterly Statement
Exhibit 7.1(c)         Form of Officer's Compliance Certificate
Exhibit 7.12           Form of Joinder Agreement
Exhibit 11.3(b)        Form of Assignment and Acceptance

                               CREDIT AGREEMENT

     THIS CREDIT AGREEMENT dated as of December 13, 2000 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), is by and
                                                 ----------------
among HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership ("Highwoods Realty"), HIGHWOODS PROPERTIES, INC., a Maryland corporation
  ----------------
("Highwoods Properties"), HIGHWOODS FINANCE, LLC, a Delaware limited liability
  --------------------
company ("Highwoods Finance"), HIGHWOODS SERVICES, INC., a North Carolina
          -----------------
corporation ("Highwoods Services"), and HIGHWOODS/TENNESSEE HOLDINGS, L.P., a
              ------------------
Tennessee limited partnership ("Highwoods Tennessee") (Highwoods Realty, Highwoods Properties, Highwoods Finance, Highwoods Services, and Highwoods Tennessee are hereinafter referred to individually as a "Borrower" and
                                                         --------
collectively as the "Borrowers"), the subsidiaries of the Borrowers identified
                     ---------
on the signature pages hereto (such Subsidiaries are hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors"), the Lenders
                   ---------                           ----------
(as defined herein), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), BANC OF AMERICA
                                --------------------
SECURITIES LLC, as Sole Lead Arranger (in such capacity, the "Sole Lead
                                                              ---------
Arranger") and Sole Book Manager (in such capacity, the "Sole Book Manager"),
--------                                                 -----------------
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, the "Syndication Agent"), WACHOVIA BANK, N.A., as Documentation Agent (in such capacity, the "Documentation Agent") and the Lenders identified herein.


                              W I T N E S S E T H

     WHEREAS, Highwoods Realty and the Guarantors identified therein entered into (i) that certain Credit Agreement dated as of September 27, 1996 which provided a $280,000,000 credit facility (the "1996 Credit Facility") to
                                              --------------------
Highwoods Realty (as amended, modified, supplemented or restated from time to time, the "1996 Credit Agreement") and (ii) that certain Credit Agreement dated
           ---------------------
as of December 15, 1997 which provided a $150,000,000 credit facility (the "1997
                                                                            ----
Credit Facility") to Highwoods Realty (as amended, modified, supplemented or
---------------
restated from time to time, the "1997 Credit Agreement");
                                 ---------------------

     WHEREAS, the Borrowers and the Guarantors identified therein entered into that certain Credit Agreement dated as of July 3, 1998 which provided a $600,000,000 credit facility (the "1998 Credit Facility") to the Borrowers for
                                   --------------------
the purpose of refinancing the 1996 Credit Facility and the 1997 Credit Facility and for the other purposes set forth therein, which credit facility was amended as of December 10, 1999 to, among other things, reduce the amount of the credit facility to $450,000,000 (as amended, the "1998 Credit Agreement");
                                           ---------------------

     WHEREAS, the Borrowers have requested that the Lenders provide a restructured $300,000,000 credit facility for the purpose of refinancing the 1998 Credit Facility, replacing the 1998 Credit Agreement and for the other purposes set forth herein; and

     WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrowers on the terms and conditions set forth herein and in the other Credit Documents (as amended as of the date hereof);

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1

                                  DEFINITIONS
                                  -----------

     1.1  Definitions.
          -----------

     As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

          "Acquired Properties" means, at any time, all interests in Properties
           -------------------
     purchased by any Borrower, any Consolidated Party or any unconsolidated affiliate thereof within the previous three (3) calendar months from any third party entity through an arms length transaction.

          "Additional Credit Party" means each Person that becomes a Guarantor
           -----------------------
     after the Closing Date by execution of a Joinder Agreement.

          "Adjusted Base Rate" means the Base Rate plus the Applicable
           ------------------                      ----
     Percentage.

          "Adjusted EBITDA" means, for any period, the sum of (a) EBITDA for
           ---------------
     such period less (b) aggregate Capital Expenditure Reserves for all
                 ----
     Properties with respect to such period; provided, that such sum shall be exclusive of any adjustment for such period attributable to the Straight-Lining of Rents.

          "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the
           ------------------------                            ----
     Applicable Percentage.

          "Adjusted Investment Value" means, as of any date, (a) with respect to
           -------------------------
     the ratio specified in Section 7.11(l), the sum of (i) the total assets as of such date, as determined in accordance with GAAP, of Non-Wholly Owned Subsidiaries which are Credit Parties, less (ii) that portion thereof
                                            ----
     attributable to the owners thereof other than the Borrowers or any Wholly Owned Subsidiary, and (b) with respect to the ratio specified in Section 7.11(m), the sum of (i) investments in any Minority Interest Entities as of such date of determination, plus (ii) (A) the total assets as of such date,
                                 ----
     as determined in accordance with GAAP, of Non-Wholly Owned Subsidiaries which are not Credit Parties, less (B) that portion thereof attributable to
                                   ----
     the owners thereof other than the Borrowers or any Wholly Owned Subsidiary, plus (iii) the aggregate outstanding principal balance of all loans made by
     ----
     a Consolidated Party to a Person which is not a Credit Party to the extent such loans are not included in (i) or (ii) of this subsection (b), plus
                                                                        ----
     (iv) the aggregate outstanding principal balance of all loans made by a third party to a Person which is not a Credit Party if such loans are guaranteed by a Consolidated Party to the extent such guaranteed loans are not included in (i), (ii) or (iii) of this subsection (b).

          "Adjusted NOI" means, with respect to any applicable time period for
           ------------
     any Property, (a) Net Operating Income for such period with respect to such Property less (b) the sum of (i) the Capital Expenditure Reserve amount for
              ----
     such Property during such period, plus (ii) a management fee in the amount
                                       ----
     of three percent (3%) of total revenues derived from the Property during such period; provided, that such amount shall be exclusive of any adjustment for such period attributable to the Straight-Lining of Rents; provided, further, that, in each case, (i) all amounts included in the above calculations (and not otherwise adjusted for interests in Minority Interest Entities) shall be adjusted to account for any amounts attributable to any interests held by any Consolidated Party in any Minority Interest Entity and (ii) all amounts included in the above calculations (and not otherwise adjusted to account for Outside Interests) shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to Outside Interests..

          "Administrative Agent" shall have the meaning assigned to such term in
           --------------------
     the heading hereof, together with any successors or assigns.

          "Affiliate" means, with respect to any Person, any other Person (i)
           ---------
     directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the equity interest in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Annualized Adjusted NOI" means (a) for each Property owned for 12
           -----------------------
     months or more, Adjusted NOI for such Property for the immediately preceding 12 month period and (b) for each Property owned for a period of less than 12 months, Adjusted NOI for such Property calculated by annualizing year-to-date Adjusted NOI for such Property and adjusting (through appropriate pro-rating, removal or other correction) for all annual or one-time lump sum payments or expenses with respect to the Property or for any extraordinary income or expense items with respect to such Property.

          "Applicable Percentage" means, for any day, the rate per annum set
           ---------------------
     forth below opposite the applicable Unsecured Long Term Debt Rating then in effect, it being understood that the Applicable Percentage for (i) Eurodollar Loans shall be the percentage set forth under column "Applicable Percentage for Eurodollar Loans", (ii) Base Rate Loans shall be the percentage set forth under the column "Applicable Percentage for Base Rate Loans", (iii) Facility Fees shall be the percentage set forth under the column "Applicable Percentage for Facility Fees" and (iv) Letter of Credit Fee shall be the percentage set forth under the column "Applicable Percentage for Letter of Credit Fee."

-------------------------------------------------------------------------------------------------------------------------------
                                                         Applicable        Applicable       Applicable        Applicable
                                                       Percentage for      Percentage       Percentage        Percentage
 Pricing                    Moody's     Third Debt       Eurodollar      for Base Rate          for         for Letter of
  Level      S&P Rating     Rating        Rating           Loans             Loans         Facility Fees      Credit Fee
-------------------------------------------------------------------------------------------------------------------------------
 I          A- or higher  A3 or higher  A- /A3              0.70%             0.00%            0.15%             0.70%
                                        equivalent
                                        or higher
-------------------------------------------------------------------------------------------------------------------------------
 II         BBB+          Baa1          BBB+/Baa1           0.80%             0.00%            0.15%             0.80%
                                        equivalent
-------------------------------------------------------------------------------------------------------------------------------
 III        BBB           Baa2          BBB/Baa2            0.85%             0.00%            0.20%             0.85%
                                        equivalent
-------------------------------------------------------------------------------------------------------------------------------
 IV         BBB-          Baa3          BBB-/Baa3           0.95%             0.10%            0.20%             0.95%
                                        equivalent
-------------------------------------------------------------------------------------------------------------------------------
 V          BB+ or        Ba1 or        BB+/Ba1             1.55%             0.25%            0.25%             1.55%
            lower         lower         equivalent
-------------------------------------------------------------------------------------------------------------------------------

     The Applicable Percentage shall be adjusted effective on the next Business Day following any change in the Unsecured Long Term Debt Rating. The Principal Borrower shall notify the Administrative Agent in writing promptly after becoming aware of any change in the Unsecured Long Term Debt Rating.

          "Asset Disposition" means the disposition of any assets (including
           -----------------
     without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease (but excluding the lease of assets in the ordinary course of business), transfer or otherwise to a Person other than a Credit Party.

          "Bank of America" means Bank of America, N.A., a successor in interest
           ---------------
     to NationsBank, N.A., and its successors.

          "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United
           ---------------
     States Code, as amended, modified, succeeded or replaced from time to time.

          "Bankruptcy Event" means, with respect to any Person, the occurrence
           ----------------
     of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) such Person shall admit in writing its inability to pay its debts generally as they become due.

          "Base Rate" means, for any day, the rate per annum equal to the higher
           ---------
     of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

          "Base Rate Loan" means any Loan bearing interest at a rate determined
           --------------
     by reference to the Base Rate.

          "Borrowers" means the Persons identified as such in the heading
           ---------
     hereof, together with any permitted successors and assigns.

          "Budgeted Project Costs" means, with respect to Properties Under
           ----------------------
     Development, the budgeted cost of construction and final completion of such Properties Under Development; provided that the Budgeted Project Costs
                                   --------
     shall include projected operating deficits through completion and the projected date of occupancy of eighty-five percent (85%) of the gross leasable space; provided further that, with respect to Properties Under
                     --------
     Development by Minority Interest Entities, the Budgeted Project Costs shall be the applicable Consolidated Party's share of the budgeted costs of construction and final completion (based on the greater of (x) the Minority Interest of such Consolidated Party or (y) such Consolidated Party's obligation to provide funds to the Minority Interest Entity, which could include, for example, completion guaranties).

          "Build To Suit Properties" means those Properties Under Development
           ------------------------
     which have been 100% leased to tenants and have projected net operating income (based on projections approved by the Administrative Agent in its discretion) during its first year after final completion in an amount which results in no less than a 9.75% annual rate of return on all costs of construction of such Property Under Development, including, without limitation, financing costs and operating deficits.

          "Business Day" means a day other than a Saturday, Sunday or other day
           ------------
     on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close, except that, when used in
                                                      ------ ----
     connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England.

          "Capital Expenditures" means all expenditures required for the leasing
           --------------------
     of space within Properties owned and previously leased by the Consolidated Parties, including upfit expenses and leasing commissions, together with expenses for renovation or improvement of existing properties that are classified as capital expenditures under GAAP. Leasing and tenant improvements expenditures with respect to space not previously leased shall not be included in any calculation of Capital Expenditures, but must be reported to the Administrative Agent on a quarterly basis as set forth in
     Section 7.1.

          "Capital Expenditure Reserve" means, with respect to (a) any office,
           ---------------------------
     industrial or retail Property, a normalized annual reserve for replacement reserves, capital expenditures, tenant improvements, and leasing commissions in the amount of $0.75 per year per square foot of net leaseable area contained in such Property, and (b) any multi-family Property, a normalized annual reserve for replacement reserves, capital expenditures, tenant improvements, and leasing commissions in the amount of $250 per year per unit; in each case, less an amount equal to the aggregate
                                           ----
     percentage ownership interests held by any entities that are not affiliated with any of the Consolidated Parties multiplied by the total reserve required in (a) or (b) above for the subject Property. When the Capital Expenditure Reserve is used in computing an amount with respect to a period which is shorter than a year, said amount shall be appropriately pro rated.

          "Capital Lease" means, as applied to any Person, any lease of any
           -------------
     property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Stock" means (i) in the case of a corporation, capital stock,
           -------------
     (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Capitalization Rate" means nine and one half percent (9.50%) per
           -------------------
     annum.

          "Cash Available for Distribution" means, for any given calculation
           -------------------------------
     date, all Funds from Operations (as defined as of the Closing Date by the Board of Governors of the National Association of Real Estate Investment Trusts) for the twelve (12) month period ending on the last day of the calendar month most recently preceding such calculation date less (a) Capital Expenditures over such period and (b) Scheduled Funded Debt Payments over such period.

          "Cash Equivalents" means (a) securities issued or directly and fully
           ----------------
     guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with
                                      -------------
     maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which any Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

          "Change of Control" means the occurrence of any of the following
           -----------------
     events: (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of Highwoods Properties (or other securities convertible into such Voting Stock) representing 35% or more of the combined voting power of all Voting Stock of Highwoods Properties, or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of Highwoods Properties (together with any new director whose election by Highwoods Properties' Board of Directors or whose nomination for election by Highwoods Properties' shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of Highwoods Properties then in office, or (iii) Highwoods Properties or any Wholly

     Owned Subsidiary which is a Credit Party shall fail to be the sole general partner of Highwoods Realty or own a majority of the Capital Stock of Highwoods Services or Highwoods Finance. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

          "CIP Properties" means, as of any given calculation date, a collective
           --------------
     reference to all Properties Under Development the total contemplated space in which are less than 75% pre-leased at the time of such calculation.

          "Closing Date" means the date hereof.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
     successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

          "Commitment" means (i) with respect to each Lender, the Revolving
           ----------
     Commitment of such Lender, (ii) with respect to the Swingline Lender, the Swingline Commitment, and (iii) with respect to the Issuing Lender, the LOC Commitment.

          "Commitment Percentage" means, for any Lender, the percentage
           ---------------------
     identified as its Commitment Percentage on Schedule 2.1(a), as such
                                                ---------------
     percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

          "Competitive Bid" means an offer by a Lender to make a Competitive
           ---------------
     Loan pursuant to the terms of Section 2.2.

          "Competitive Bid Rate" means, as to any Competitive Bid made by a
           --------------------
     Lender in accordance with the provisions of Section 2.2, the fixed rate of interest offered by the Lender making the Competitive Bid.

          "Competitive Bid Request" means a request by one or more of the
           -----------------------
     Borrowers for Competitive Bids in accordance with the provisions of Section 2.2(b) signed by a Responsible Officer.

          "Competitive Bid Request Fee" means the Competitive Bid administration
           ---------------------------
     fee of $1,500 paid to the Administrative Agent for its own account for each Competitive Bid Request.

          "Competitive Loan" means a loan made by a Lender in its discretion
           ----------------
     pursuant to the provisions of Section 2.2.

          "Competitive Loan Lenders" means, at any time, those Lenders which
           ------------------------
     have Competitive Loans outstanding.

          "Competitive Loan Maximum Amount" shall have the meaning assigned to
           -------------------------------
     such term in Section 2.2(a).

          "Competitive Note" or "Competitive Notes" means the promissory notes
           ----------------      -----------------
     of the Borrowers in favor of each of the Lenders evidencing the Competitive Loans provided pursuant to Section 2.2(i), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

          "Consolidated Parties" means a collective reference to Highwoods
           --------------------
     Properties and its consolidated Subsidiaries, including Highwoods Realty, and "Consolidated Party" means any one of them.
          ------------------

          "Credit Documents" means a collective reference to this Credit
           ----------------
     Agreement, the Notes, the LOC Documents, each Joinder Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case, as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time) and "Credit Document" means any one of them.

          "Credit Parties" means a collective reference to the Borrowers and the
           --------------
     Guarantors, and "Credit Party" means any one of them.

          "Credit Party Obligations" means, without duplication, (a) all of the
           ------------------------
     obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (b) all liabilities and obligations, whenever arising, owing from any of the Borrowers to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement related to the Credit Documents or the obligations created thereby. It is specifically understood and agreed that the Credit Party Obligations of each Guarantor include any and all obligations that such Guarantor may have as a Borrower hereunder or under any of the other Credit Documents and that the Credit Party Obligations shall include both the Guaranty Obligations and the LOC Obligations.

          "Default" means any event, act or condition which with notice or lapse
           -------
     of time, or both, would constitute an Event of Default.

          "Derivative Exposure" means the maximum liability (including costs,
           -------------------
     fees and expenses), based upon a liquidation or termination as of the date of the applicable covenant compliance test, of any Person under any interest rate swap, collar, cap or other interest rate protection agreements, treasury locks, equity forward contracts, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

          "Documentation Agent" shall have the meaning assigned to such term in
           -------------------
     the heading hereof, together with any successors or assigns.

          "Dollars" and "$" means dollars in lawful currency of the United
           -------       -
     States of America.

          "Domestic Subsidiary" means, with respect to any Person, any
           -------------------
     Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

          "EBITDA" means, for any period, the sum of (i) aggregate Net Income
           ------
     during such period, plus (ii) an amount which, in the determination of Net
                         ----
     Income for such period, has been deducted for (A) Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes and (C) depreciation and amortization expense, with each of (A), (B) and (C) above determined in accordance with GAAP; provided, that, (i) each of the above calculations shall include, without duplication, any amounts attributable to any interests held by any Consolidated Party in any Minority Interest Entity and (ii) all amounts included in the above calculations (and not otherwise adjusted to account for Outside Interests) shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to Outside Interests.

          "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender;
           -----------------
     and (iii) any other Person approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.3, the Principal Borrower (such approval not to be unreasonably withheld or delayed by the Principal Borrower and such approval to be deemed given by the Principal Borrower if no objection is received by the assigning Lender and the Administrative Agent from the Principal Borrower within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Principal Borrower); provided, however, that neither the Principal Borrower
                          --------  -------
     nor an Affiliate of the Principal Borrower shall qualify as an Eligible Assignee.

          "Environmental Laws" means any and all lawful and applicable Federal,
           ------------------
     state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          "Equity Issuance" means any issuance by Highwoods Properties or
           ---------------
     Highwoods Realty to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means an entity which is under common control with
           ---------------
     any Credit Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any of the Borrowers and which is treated as a single employer under Sections 414(b) or (c) of the Code.

          "ERISA Event" means (i) with respect to any Plan, the occurrence of a
           -----------
     Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by Consolidated Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

          "Eurodollar Loan" means any Loan that bears interest at a rate based
           ---------------
     upon the Eurodollar Rate.

          "Eurodollar Rate" means, for any Eurodollar Loan for any Interest
           ---------------
     Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Eurodollar Reserve Requirement for such Eurodollar Loan for such Interest Period.

          "Eurodollar Reserve Requirement" means, at any time, the maximum rate
           ------------------------------
     at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Eurodollar Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Requirement.

          "Event of Default" means such term as defined in Section 9.1.
           ----------------

          "Existing Letters of Credit" means those Letters of Credit outstanding
           --------------------------
     on the Closing Date and identified on Schedule 2.3(a) attached hereto.
                                           ---------------

          "Extension Date" shall have the meaning assigned to such term in
           --------------
     Section 2.5.

          "Facility Fee" shall have the meaning assigned to such term in Section
           ------------
     3.5(a).

          "Fees" means all fees payable pursuant to Section 3.5.
           ----

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
     upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a
                                   --------
     Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent.

          "Fixed Charge Coverage Ratio" means, as of the end of each fiscal
           ---------------------------
     quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) Adjusted EBITDA for the applicable period to
     (b) the sum of (i) Interest Expense for the applicable period plus (ii)
                                                                   ----
     preferred dividends permitted hereunder for the applicable period plus
                                                                       ----
     (iii) Scheduled Funded Debt Payments for the applicable period.

          "Foreign Subsidiary" means, with respect to any Person, any Subsidiary
           ------------------
     of such Person which is not a Domestic Subsidiary of such Person.

          "Funded Indebtedness" means, with respect to any Person, without
           -------------------
     duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (g) and (i) of the definition of "Indebtedness" set forth in this Section 1.1, (b) all Indebtedness of another Person of the type referred to in clause (a) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clause (a) above of another Person and (d) Indebtedness of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

          "GAAP" means generally accepted accounting principles in the United
           ----
     States applied on a consistent basis and subject to the terms of Section
     1.3.

          "Governmental Authority" means any Federal, state, local or foreign
           ----------------------
     court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantors" means a collective reference to each of the Persons
           ----------
     identified as a "Guarantor" on the signature pages hereto and each Additional Credit Party which may hereafter execute a Joinder Agreement, together with their successors and permitted assigns, and "Guarantor" means
                                                                ---------
     any one of them.

          "Guaranty Obligations" means, with respect to any Person, without
           --------------------
     duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, (iv) to guaranty the completion of any Properties Under Development, whether or not specifically including costs associated therewith or (v) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made. It is specifically understood and agreed that the Guaranty Obligations of each Guarantor include any and all obligations that such Guarantor may have as a Borrower hereunder or under any of the other Credit Documents.

          "Hedging Agreement" means any interest rate protection agreement, rate
           -----------------
     swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index option, bond option, interest rate option, foreign exchange transaction, short sale transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross currency rate swap transaction, currency option, any other similar transaction (including any option with respect to any of these transactions) and any combination of the foregoing which directly hedges or offsets interest rate risk or other market risk with respect to any of the obligations of any Consolidated Party, in each case, entered into by and between a Consolidated Party and any Lender or any Affiliate of a Lender.

          "Highwoods Realty Limited Partnership Agreement" means that certain
           ----------------------------------------------
     limited partnership agreement of Highwoods Realty dated as of June 14, 1994, as amended or modified from time to time.

          "Indebtedness" of any Person, without duplication, means, in each case
           ------------
     whether direct or contingent and inclusive of all costs and fees associated with any Derivative Exposure, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business),
     (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
     by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person, (h) the principal portion of all obligations (whether direct or contingent and inclusive of all costs and fees associated with any Derivative Exposure) of such Person under Capital Leases, (i) all obligations of such Person in respect of interest rate swap, collar, cap or other interest rate protection agreements, treasury locks, equity forward contracts, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements (including, but not limited to, the Hedging Agreements),
     (j) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, (k) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (l) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (m) all other obligations of such Person under any arrangement or financing structure classified as debt (for tax purposes) by any nationally recognized rating agency, (n) the principal portion of all obligations of such Person for any Off Balance Sheet Liabilities and (o) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

          "Interbank Offered Rate" means, for any Eurodollar Loan for any
           ----------------------
     Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such

     Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen
     --------  -------
     LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

          "Interest Coverage Ratio" means, with respect to the Consolidated
           -----------------------
     Parties on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Consolidated Parties, the ratio of
     (a) Adjusted EBITDA for such period to (b) Interest Expense for such period.

          "Interest Expense" means, for any period, the sum of (a) interest
           ----------------
     expense (including the interest component under Capital Leases and with respect to Off Balance Sheet Liabilities) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP, plus (b) an amount equal to the aggregate of interest expense (including
     ----
     the interest component under Capital Leases and with respect to any Off Balance Sheet Liabilities), as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest in each such entity.

          "Interest Payment Date" means (a) as to Base Rate Loans, the fifteenth
           ---------------------
     day of each calendar month (as to interest through the end of the prior calendar month) and the Maturity Date, (b) as to Eurodollar Loans, the last day of each applicable Interest Period and the Maturity Date, and in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter, and (c) as to Competitive Loans, the last day of the Interest Period applicable to such Competitive Loan and the Maturity Date; provided, that if the Interest Period for a Competitive Loan is greater than 90 days, then also the last day of each fiscal quarter of the Principal Borrower.

          "Interest Period" means (i) as to any Eurodollar Loan, a period of
           ---------------
     one, two, three, six, nine or twelve months' duration (provided that a period of twelve months shall be deemed, as used in connection with the term "Interest Period", to be equal to 364 days), commencing in each case, on the date of the borrowing (including continuations and conversions thereof), (ii) as to any Competitive Loan, a period commencing in each case on the date of the borrowing and ending on the date specified in the applicable Competitive Bid whereby the offer to make such Competitive Loan was extended (such ending date in any event to be not less than 7 nor more than 180 days from the date of the borrowing) and (iii) as to any Swingline Loan, a period commencing in each case on the date of the borrowing and ending on the date agreed to by one or more of the Borrowers and the Swingline Lender in accordance with the provisions of Section 2.4(b)(i) (such ending date in any event to be not more than three (3) Business Days from the date of borrowing); provided, however, (a) if any Interest Period
                                  --------  -------
     would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond the Maturity Date and (c) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

          "Investment" means any investment made in cash or by delivery of
           ----------
     property by any Consolidated Party (a) in any Person, whether by (i) acquisition of assets, shares of Capital Stock, Investment Security, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of any Person or (ii) any deposit with, or advance, loan or other extension of credit to, any Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (iii) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, or (b) in any property.

          "Investment Security" means "security" as defined in Section 2(1) of
           -------------------
     the Securities Act of 1933, as amended.

          "Issuing Lender" means Bank of America.
           --------------

          "Issuing Lender Fees" shall have the meaning assigned to such term in
           -------------------
     Section 3.5(b)(ii).

          "Joinder Agreement" means a Joinder Agreement substantially in the
           -----------------
     form of Exhibit 7.12 hereto, executed and delivered by an Additional Credit
             ------------
     Party in accordance with the provisions of Section 7.12.

          "Lender" means any of the Persons identified as a "Lender" on the
           ------
     signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

          "Letter of Credit" means the Existing Letters of Credit and any letter
           ----------------
     of credit issued by the Issuing Lender for the account of any Credit Party in accordance with the terms of Section 2.3.

          "Letter of Credit Fee" shall have the meaning assigned to such term in
           --------------------
     Section 3.5(b)(i).

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

          "Loan" or "Loans" means the Revolving Loans (or a portion of any
           ----      -----
     Revolving Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar Loan), the Competitive Loans and/or the Swingline Loans, individually or collectively, as appropriate.

          "LOC Commitment" means the commitment of the Issuing Lender to issue
           --------------
     Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

          "LOC Committed Amount" shall have the meaning assigned to such term in
           --------------------
     Section 2.3.

          "LOC Documents" means, with respect to any Letter of Credit, such
           -------------
     Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "LOC Obligations" means, at any time, the sum of (i) the maximum
           ---------------
     amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
                                                                         ----
     (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed by the Borrowers.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
     condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Parties, taken as a whole,
     (ii) the ability of any Credit Party to perform any material obligation under the Credit Documents to which it is a party or (iii) the material rights and remedies of the Lenders under the Credit Documents.

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Maturity Date" means the date which is three (3) years from the
           -------------
     Closing Date, as such date may be extended pursuant to Section 2.5.

          "Minority Interest" means the percentage of the Capital Stock or other
           -----------------
     equity interest owned by a Consolidated Party in a Minority Interest Entity accounted for pursuant to the equity method of accounting under GAAP.

          "Minority Interest Entity" means any corporation, partnership,
           ------------------------
     association, joint venture or other entity in each case which is not a Consolidated Party and in which a Consolidated Party owns, directly or indirectly, Capital Stock or any other equity interest.

          "Moody's" means Moody's Investors Service, Inc., or any successor or
           -------
     assignee of the business of such company in the business of rating securities.

          "Multiemployer Plan" means a Plan which is a multiemployer plan as
           ------------------
     defined in Sections 3(37) or 4001(a)(3) of ERISA.

          "Multiple Employer Plan" means a Plan which any Consolidated Party or
           ----------------------
     any ERISA Affiliate and at least one employer other than the Consolidated Parties or any ERISA Affiliate are contributing sponsors.

          "Negative Pledge" means a provision of any agreement (other than this
           ---------------
     Credit Agreement or any other Credit Document) that prohibits the creation of any Lien on any assets of a Person; provided, however, that an agreement
                                            --------  -------
     that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person's ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person's ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a "Negative Pledge" for purposes of this Credit Agreement.

          "Net Asset Sales Proceeds" means, with respect to any Asset
           ------------------------
     Disposition (other than an Asset Disposition qualifying as a like kind exchange under Section 1031 of the Code), the aggregate proceeds received by any Consolidated Party in cash or Cash Equivalents (including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents and including any proceeds which are used by the applicable Consolidated Party to retire in whole or in part any Indebtedness encumbering the property sold) plus the aggregate principal
                                                 ----
     amount of any Indebtedness encumbering the property sold assumed by the purchaser of such property, net of (i) direct costs (including, without limitation, legal, accounting and investment banking fees, sales commissions, transfer and recording charges and taxes and other closing costs customarily allocated to sellers), and (ii) taxes paid or payable by the Consolidated Parties as a result thereof after taking into account any reduction in consolidated tax liability due to available tax credits, deductions or losses, any tax sharing arrangements and any distributions to shareholders or partners otherwise allowed pursuant to the terms hereof; it being understood that "Net Asset Sales Proceeds" shall include, without limitation and without duplication, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any such Consolidated Party in any Asset Disposition.

          "Net Cash Proceeds" means the aggregate cash proceeds received by the
           -----------------
     Consolidated Parties in respect of any Equity Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Consolidated Parties in any Equity Issuance.

          "Net Income" means, for any period, the sum of (i) net income
           ----------
     (excluding extraordinary gains and losses and related tax effects thereof) after taxes for such period of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP, plus (ii) without
                                                   ----
     duplication, an amount equal to that portion attributable to Highwoods Realty of the line item "minority interests" relating to operating partnership units for such period, as shown on the consolidated income statements of the Consolidated Parties, plus (iii) without duplication, an
                                             ----
     amount equal to the aggregate of net income (excluding extraordinary gains and losses and related tax effects thereof) after taxes for such period, as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity.

          "Net Operating Income" means, for any given period and with respect to
           --------------------
     any given Property or Properties, the amount equal to:

          (a) the sum of:

               (i) gross revenues attributable to such Property or Properties for such period, less
                                ----

               (ii) to the extent otherwise included in gross revenues, interest income;

          less
          ----

          (b) an amount equal to:

               (i) operating expenses allocable to such Property or Properties (excluding any management fees paid with respect to such Property or Properties), less
                               ----

               (ii) to the extent included in the calculation of operating expenses, (A) income taxes, (B) depreciation and amortization, and (C) Interest Expense;

     in each case, provided, that, (i) all amounts included in the above calculations shall be adjusted to account for any amounts attributable to any interests held by any Consolidated Party in any Minority Interest Entity and (ii) all amounts included in the above calculations and not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to Outside Interests.

          "Nichols Documents" means those mortgages with the mortgagees
           -----------------
     identified on Schedule 1.1(b) attached hereto, such mortgages dated as of
                   ---------------
     the dates set forth on such Schedule.

          "Nichols Entities" means J.C. Nichols Iowa Partners, Village Court
           ----------------
     Associates, Fountain One, Fountain Two, Fountain Three, Dallas County Partners, Dallas County Partners II, Dallas Partners III, L.C., Neptune Building Partners, L.P., Corporate Center Associates, L.P. and Terrace Place Partners.

          "Non-Guarantor Subsidiaries" means AP Southeast Portfolio Partners,
           --------------------------
     L.P., a Delaware limited partnership, AP-GP Southeast Portfolio Partners, L.P., a Delaware limited partnership, Highwoods Realty GP Corp., a Delaware corporation and each of the Nichols Entities and "Non-Guarantor Subsidiary"
                                                       ------------------------
     means any one of them.

          "Non-Wholly-Owned Subsidiary" means a Subsidiary of Highwoods
           ---------------------------
     Properties which is not a Wholly Owned Subsidiary.

          "Note" or "Notes" means the Revolving Notes, the Competitive Notes
           ----      -----
     and/or the Swingline Note, individually or collectively, as appropriate.

          "Notes Receivable" means, all promissory notes or other similar
           ----------------
     obligations to pay money, whether secured or unsecured, that are not over thirty (30) days past due in which any Borrower, any Consolidated Party or any unconsolidated affiliate has an interest.

          "Notice of Borrowing" means a written notice of borrowing as required
           -------------------
     by Section 2.1(b)(i) or Section 2.4(b)(i) signed by a Responsible Officer and substantially in the form of Exhibit 2.1(b)(i) or Exhibit 2.4(b)(i), as
                                      -----------------    -----------------
     applicable.

          "Notice of Extension/Conversion" means the written notice of extension
           ------------------------------
     or conversion in substantially the form of Exhibit 3.2, as required by
                                                -----------
     Section 3.2 signed by a Responsible Officer.

          "Off Balance Sheet Liabilities" means, with respect to any Person, (a)
           -----------------------------
     any repurchase obligation or liability, contingent or otherwise, of such Person with respect to any accounts or notes receivable sold, transferred or otherwise disposed of by such Person, (b) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to property or assets leased by such Person as lessee and (c) all obligations, contingent or otherwise, of such Person under any Synthetic Lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing, in each case, if the transaction giving rise to such obligation (i) is considered Indebtedness for borrowed money for tax purposes but is classified as an Operating Lease, (ii) does not (and is not required pursuant to GAAP to) appear as a liability on the balance sheet of such Person, (iii) is a transaction pursuant to which a tenant does not take possession of the leased property, or (iv) is a lease treated as a financing for GAAP or tax purposes, but excluding from the forgoing provisions of this definition any obligations or liabilities of any such Person as lessee under any Operating Lease so long as the terms of such Operating Lease do not require any payment by or on behalf of such Person at the scheduled termination date of such Operating Lease, pursuant to a required purchase by or on behalf of such Person of the property or assets subject to such Operating Lease, or under any arrangements pursuant to which such Person guarantees or otherwise assures any other Person of the value of the property or assets subject to such Operating Lease.

          "Operating Lease" means, as applied to any Person, any lease
           ---------------
     (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

          "Other Taxes" means such term as is defined in Section 3.11.
           -----------

          "Outside Interests" means, at any time, interests in the Properties
           -----------------
     (and, as applicable, the cost thereof, Notes Receivable with respect thereto, Cash and Cash Equivalents held in connection therewith, the income, revenues, interest expense, taxes, depreciation and amortization attributable thereto) owned by entities that are not Consolidated Parties.

          "Participation Interest" means, a purchase by a Lender of a
           ----------------------
     participation in any Letters of Credit or LOC Obligations as provided in
     Section 2.3(c), in Swingline Loans as provided in Section 2.4(b)(iii) or in any Loans as provided in Section 3.14.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

          "Permitted Investments" means Investments which are (i) cash and Cash
           ---------------------
     Equivalents; (ii) Investments existing on the Closing Date and set forth on
     Schedule 1.1(a); (iii) Investments by any Credit Party in any Wholly Owned
     ---------------
     Subsidiary that is a Credit Party; (iv) Investments in any Wholly Owned Subsidiary which is to become a Credit Party pursuant to the terms of
     Section 7.12 so long as such Wholly Owned Subsidiary becomes a Credit Party in accordance with the requirements of Section 7.12; (v) Investments by any Credit Party in any Preferred Stock Subsidiary or any wholly owned Subsidiary of a Preferred Stock Subsidiary; (vi) Investments by any Credit Party in any Property owned by such Credit Party and in any personal property incidental to such Property; (vii) Investments in vehicles, furniture, fixtures and other personal property including supplies and other similar inventory purchased by any Credit Party and used in such Consolidated Party's ordinary course of business; and (viii) Investments permitted by Sections 7.11(j), (l) and (m).

          "Person" means any individual, partnership, joint venture, firm,
           ------
     corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

          "Plan" means any employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which is covered by ERISA and with respect to which any Consolidated Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "Preferred Stock Subsidiary" any entity (i) in which a Credit Party
           --------------------------
     owns at least 90% of the Capital Stock but less than 10% of the Voting Stock and (ii) with respect to which the Principal Borrower certifies in writing to the Administrative Agent that such entity was formed with such an ownership structure such that its income would not adversely affect the qualification of Highwoods Properties status as a REIT.

          "Prime Rate" means the per annum rate of interest established from
           ----------
     time to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

          "Principal Borrower" means Highwoods Properties.
           ------------------

          "Pro Forma Compliance Certificate" means a certificate of an officer
           --------------------------------
     of the Principal Borrower delivered to the Administrative Agent in connection with an Asset Disposition and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a pro forma basis, of the financial covenants set forth in Section 7.11.

          "Properties" means all interests in real property (direct or
           ----------
     indirect), together with all improvements thereon, owned by the Borrower, any Consolidated Party or any unconsolidated affiliates thereof and "Property" means any one of them.

          "Properties Under Development" means Properties, the primary purpose
           ----------------------------
     of which is to be leased in the ordinary course of business and on which any Borrower, any Consolidated Party or any unconsolidated affiliate thereof has commenced construction of a building or other improvements; provided that any such Property will no longer be considered a Property
     --------
     Under Development when, (i) seventy-five percent (75%) of the gross leasable space to be contained therein upon completion in accordance with then existing plans and specifications with respect to such Property is occupied by tenants under fully executed leases, in which case such Property shall be considered a Transition Property or (ii) construction work with respect to property has ceased for a period of 30 days, in which case such Property shall be considered Speculative Land until such time as construction has resumed.

          "Quarterly Stock Repurchase/Joinder Statement" means a certificate,
           --------------------------------------------
     prepared on a quarterly basis by the Principal Borrower, setting forth (a) the classes, number and value of any shares or other evidences of Capital Stock of the Principal Borrower purchased, redeemed, retired or otherwise acquired for value by the Principal Borrower during the immediately preceding fiscal quarter, and the total amount paid for such Capital Stock,
     (b) detailed calculations for (i) gross asset sales proceeds and Net Asset Sales Proceeds from (A) Asset Dispositions not involving Speculative Land and (B) Asset Dispositions of Speculative Land, in each case for the immediately preceding fiscal quarter, and (ii) the amounts available, based on the calculations done in connection with clause (i), for the purchase, redemption, retirement or acquisition of Capital Stock of the Principal Borrower for such quarter pursuant to Section 7.11(k) hereof, (iii) a list of assets sold during the preceding quarter to the extent that the proceeds from the sale of such assets are used in the calculations made in clause
     (ii) hereof, (iv) a projection of expected Asset Dispositions for the four fiscal quarters following the quarter referenced in clauses (i) through
     (iii) on a quarter by quarter basis, and (v) a list of all Subsidiaries acquired or created during the immediately preceding fiscal quarter, together with a schedule of the assets owned by each such Subsidiary.

          "Register" shall have the meaning given such term in Section 11.3(c).
           --------

          "Regulation O, T, U, or X" means Regulation O, T, U or X,
           ------------------------
     respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "REIT" means a real estate investment trust as defined in Sections
           ----
     856-860 of the Code.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
     emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Materials of Environmental Concern).

          "Reportable Event" means any of the events set forth in Section
           ----------------
     4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

          "Required Lenders" means, at any time, Lenders which are then in
           ----------------
     compliance with their obligations hereunder (as determined by the Administrative Agent) and holding in the aggregate at least sixty-six and two-thirds percent (66 2/3%) of (i) the Revolving Commitments (and Participation Interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit).

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

          "Responsible Officer" means, (i) with respect to Highwoods Properties,
           -------------------
     Carman J. Liuzzo, Mack D. Pridgen, III, Ronald P. Gibson and Edward J. Fritsch, and any other person certified by one of the foregoing individuals or by corporate resolution of Highwoods Properties to the Administrative Agent as authorized to sign the forms and notices required herein of Highwoods Properties and (ii) with respect to the other Credit Parties, the general partner, president, chief operating officer, chief financial officer, secretary and each vice president thereof.

          "Restricted Payment" means (i) any dividend or other distribution,
           ------------------
     direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding and
     (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding; provided, however, that none of the following shall be deemed
                  --------  -------
     to be a Restricted Payment:

                    (A) any distribution by Highwoods Properties to the holders of its Capital Stock consisting of shares of Capital Stock or rights to acquire its Capital Stock;

                    (B) the redemption by Highwoods Realty of the Capital Stock of Highwoods Realty upon the demand of a holder thereof as required by the Highwoods Realty Limited Partnership Agreement;

                    (C) the purchase by Highwoods Realty or Highwoods Properties of the Capital Stock of either of them in connection with the net or "cashless exercise" of warrants or options;

                    (D) any distribution by a Consolidated Party to a Wholly Owned Subsidiary other than a Non-Guarantor Subsidiary;

                    (E) (1) the payment of dividends by Highwoods Properties to the extent necessary to retain its status as a REIT or to meet the distribution requirements of Section 857 of the Code and (2) in addition to any amounts distributed pursuant to subclause (1) above, an aggregate amount not to exceed $5,000,000 during the term of this Credit Agreement,

                    (F) any distribution by a Subsidiary of Highwoods Realty to its parent or to Highwoods Realty;

                    (G) (1) distributions by Highwoods Realty to Highwoods Properties to the extent necessary to allow Highwoods Properties to maintain its status as a REIT or to meet the distribution requirements of Section 857 of the Code and (2) in addition to any amounts distributed pursuant to subclause (1) above, an aggregate amount not to exceed $5,000,000 during the term of this Credit Agreement;

                    (H)  amounts distributed in compliance with Section 7.14.

          "Revolving Commitment" means, with respect to each Lender, the
           --------------------
     commitment of such Lender in an aggregate principal amount at any time outstanding of up to such Lender's Commitment Percentage of the Revolving Committed Amount, (i) to make Revolving Loans in accordance with the provisions of Section 2.1(a), (ii) to purchase Participation Interests in Letters of Credit in accordance with the provisions of Section 2.3(c), and
     (iii) to purchase Participation Interests in the Swingline Loans in accordance with the provisions of Section 2.4(b)(iii).

          "Revolving Committed Amount" shall have the meaning assigned to such
           --------------------------
     term in Section 2.1(a).

          "Revolving Loans" shall have the meaning assigned to such term in
           ---------------
     Section 2.1(a).

          "Revolving Note" or "Revolving Notes" means the promissory notes of
           --------------      ---------------
     the Borrowers in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw
           ---
     Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "Scheduled Funded Debt Payments" means, as of the end of each fiscal
           ------------------------------
     quarter of the Consolidated Parties, the sum of (a) all scheduled payments of principal on Funded Indebtedness for the Consolidated Parties on a consolidated basis for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date) plus (b) an amount equal to the
                                            ----
     aggregate of all scheduled payments of principal on Funded Indebtedness for each Minority Interest Entity for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date) multiplied by the respective Minority Interest of each such entity; it being understood that Scheduled Funded Debt Payments shall not include any one-time "bullet", "lump sum" or "balloon" payments due on the maturity date of Funded Indebtedness.

          "Secured Debt" means, for any given calculation date, the total
           ------------
     aggregate principal amount of any Indebtedness (other than Indebtedness incurred hereunder) of the Consolidated Parties, on a consolidated basis, that is (a) secured in any manner by any Lien or (b) entitled to the benefit of a Negative Pledge. Indebtedness in respect of obligations under any Capitalized Lease shall not be deemed to be Secured Debt. For clarification purposes, (i) any unsecured guaranty given by any Consolidated Party of secured indebtedness of a Person who is not a Consolidated Party constitutes Unsecured Debt of such Consolidated Party giving the guaranty, (ii) any unsecured guaranty given by any Consolidated Party of the secured indebtedness of another Consolidated Party constitutes the Secured Debt of the Consolidated Party directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Consolidated Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Consolidated Party directly incurring the underlying secured indebtedness, in which case it shall constitute the Unsecured Debt of the Consolidated Party giving the guaranty), (iii) any unsecured guaranty given by any Consolidated Party of the unsecured indebtedness of a Person who is not a Consolidated Party constitutes the Unsecured Debt of such Consolidated Party giving the guaranty, (iv) any unsecured guaranty given by any Consolidated Party of the unsecured Indebtedness of another Consolidated Party constitutes the Unsecured Debt of the Consolidated Party directly incurring such Indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Consolidated Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Consolidated Party directly incurring the underlying unsecured indebtedness, in which case it shall constitute the Unsecured Debt of the Consolidated Party giving the guaranty), (v) any secured guaranty given by any

     Consolidated Party of secured indebtedness of a Person who is not a Consolidated Party constitutes Secured Debt of such Consolidated Party giving the guaranty, (vi) any secured guaranty given by any Consolidated Party of the secured indebtedness of another Consolidated Party constitutes the Secured Debt of the Consolidated Party directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Consolidated Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Consolidated Party directly incurring the underlying secured indebtedness, in which case it shall constitute the Secured Debt of the Consolidated Party giving the guaranty),
     (vii) any secured guaranty given by any Consolidated Party of the unsecured indebtedness of a Person who is not a Consolidated Party constitutes the Secured Debt of such Consolidated Party giving the guaranty, and (viii) any secured guaranty given by any Consolidated Party of the unsecured Indebtedness of another Consolidated Party constitutes the Secured Debt of such Consolidated Party giving the guaranty and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of the Consolidated Party directly incurring such Indebtedness (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of such Consolidated Party giving the guaranty, in which case it shall constitute the Unsecured Debt of the Consolidated Party directly incurring the underlying unsecured indebtedness).

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

          "Sole Book Manager" shall have the meaning assigned to such term in
           -----------------
     the heading hereof, together with any successors or assigns.

          "Sole Lead Arranger" shall have the meaning assigned to such term in
           ------------------
     the heading hereof, together with any successors or assigns.

          "Solvent" or "Solvency" means, with respect to any Person as of a
           -------      --------
     particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Speculative Land" means, at any given time, all land owned by any
           ----------------
     Borrower, any Consolidated Party or any unconsolidated affiliate thereof that has not been developed and is not currently being developed.

          "Straight-Lining of Rents" means, with respect to any lease, the
           ------------------------
     method by which rent received with respect to such lease is considered earned equally over the term of such lease despite the existence of (i) any free rent periods under such lease and (ii) any rent step-up provisions under such lease.

          "Subsidiary" means, as to any Person, (a) any corporation more than
           ----------
     50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time.

          "Supermajority Lenders" means at any time, Lenders which are then in
           ---------------------
     compliance with their obligations hereunder (as determined by the Administrative Agent) and holding in the aggregate at least seventy-five percent (75%) of (i) the Revolving Commitments (and Participation Interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit).

          "Swingline Commitment" means the commitment of the Swingline Lender to
           --------------------
     make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount.

          "Swingline Committed Amount" shall have the meaning assigned to such
           --------------------------
     term in Section 2.4(a).

          "Swingline Lender" means Bank of America.
           ----------------

          "Swingline Loan" shall have the meaning assigned to such term in
           --------------
     Section 2.4(a).

          "Swingline Note" means the promissory note of the Borrowers in favor
           --------------
     of the Swingline Lender evidencing the Swingline Loans provided pursuant to
     Section 2.4(d), as such promissory note may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

          "Syndication Agent" shall have the meaning assigned to such term in
           -----------------
     the heading hereof, together with any successors or assigns.

          "Synthetic Lease" means any synthetic lease, tax retention operating
           ---------------
     lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease for GAAP purposes.

          "Tangible Net Worth" means, as of any date, the sum of (i)
           ------------------
     shareholders' equity or net worth of the Consolidated Parties on a consolidated basis, plus (ii) an amount equal to that portion attributable
                         ----
     to Highwoods Realty of the line item "minority interests", as shown on the consolidated balance sheet of Highwoods Properties, less (iii) all
                                                         ----
     intangible assets of the Consolidated Parties on a consolidated basis, in each case as determined in accordance with GAAP.

          "Taxes" means such term as is defined in Section 3.11.
           -----

          "Third Debt Rating" means the unsecured long term debt rating from a
           -----------------
     Third Rating Agency.

          "Third Rating Agency" means a nationally recognized rating agency
           -------------------
     (other than S&P or Moody's) reasonably satisfactory to the Administrative Agent.

          "Total Assets" means the sum of, without duplication, (a) the
           ------------
     aggregate Annualized Adjusted NOI of all Properties except Properties that are Speculative Land, Acquired Properties, Properties Under Development or Transition Properties, divided by the Capitalization Rate; plus (b) the
                                                                ----
     aggregate value of all Acquired Properties at cost; plus (c) the aggregate
                                                         ----
     value of all Speculative Land at cost; plus (d) the aggregate value of all
                                            ----
     Properties Under Development at cost; plus (e) the aggregate value of all
                                           ----
     Transition Properties at cost; plus (f) cash and Cash Equivalents held by
                                    ----
     the Borrower or any Consolidated Party (including, without duplication, the pro rata share of any cash and Cash Equivalents held by any Minority Interest Entity which are attributable to any Minority Interests); and plus
                                                                            ----
     (g) Notes Receivable; provided, that, in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests.

          "Total Liabilities" means the sum of (i) total liabilities of the
           -----------------
     Consolidated Parties on a consolidated basis, as determined in accordance with GAAP, plus (ii) an amount equal to the aggregate of total liabilities,
                ----
     as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity plus
                                                                        ----
     (iii) without duplication, the Indebtedness of the Consolidated Parties on a consolidated basis plus (iv) without duplication, the aggregate of
                          ----
     Indebtedness of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity; provided, that in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests (except to the extent any Credit Party would be legally liable for the full amount of such liabilities).

          "Transition Property" means a Property which has ceased to be a
           -------------------
     Property Under Development pursuant to subsection (i) of the definition thereof; provided that such Property shall be considered a Transition Property until such time as (i) seventy-five percent (75%) of the gross leasable space to be contained therein has been occupied by tenants under fully executed leases for an entire calendar quarter, in which case such Property shall thereafter at all times be considered only a "Property" (and not a Transition Property, Property Under Development, CIP Property, Speculative Land or Acquired Property) or (ii) less than seventy-five percent (75%) of the gross leasable space to be contained therein is occupied by tenants under fully executed leases, in which case such Property shall be considered a Property Under Development and shall again be subject to the provisions set forth in the definition of such term.

          "Unencumbered Assets" means the sum of, without duplication:
           -------------------

               (a) the aggregate Annualized Adjusted NOI of all Properties wholly owned directly by the Borrowers or any Wholly Owned Subsidiary which is a Credit Party except Properties that are Speculative Land, Acquired Properties, Properties Under Development or Transition Properties, (i) that are operating and generate revenues from third parties and (ii) that are not subject to any Liens; divided by the Capitalization Rate; plus

               (b) the aggregate value at cost of all Acquired Properties wholly owned directly by the Borrowers or any Wholly Owned Subsidiary which is a Credit Party (i) that are operating and generate revenues from third parties and (ii) that are not subject to any Liens; plus

               (c) the aggregate value at cost of all Properties Under Development wholly owned directly by the Borrowers or any Wholly Owned Subsidiary which is a Credit Party that do not qualify as CIP Properties that are not subject to any Liens; plus

               (d) the aggregate value at cost of all Transition Properties wholly owned directly by the Borrowers or any Wholly Owned Subsidiary which is a Credit Party that are not subject to any Liens; plus

               (e) the aggregate value at cost of all CIP Properties wholly owned directly by the Borrowers or any Wholly Owned Subsidiary which is a Credit Party that are not subject to any Liens; provided, however, that if the aggregate value of such CIP Properties exceeds five percent (5%) of the aggregate amount calculated under subsections
          (a), (b), (c) and (d) of this definition, the value of such CIP Properties in excess of five percent (5%) of the aggregate amount calculated under such subsections (a), (b), (c) and (d) of this definition shall be excluded in the determination of Unencumbered Assets hereunder; plus

               (f) cash and Cash Equivalents held directly by the Borrowers or any Wholly Owned Subsidiary which is a Credit Party.

          "Unsecured Debt" means, for any given calculation date, the total
           --------------
     aggregate principal amount of Indebtedness of the Consolidated Parties, on a consolidated basis, that is not Secured Debt, including all Indebtedness in respect of obligations under any Capitalized Leases; it being understood that Unsecured Debt shall not include principal amounts available to be drawn (but not drawn) under outstanding commitments. For clarification purposes, (i) any unsecured guaranty given by any Consolidated Party of secured indebtedness of a Person who is not a Consolidated Party constitutes Unsecured Debt of such Consolidated Party giving the guaranty,
     (ii) any unsecured guaranty given by any Consolidated Party of the secured indebtedness of another Consolidated Party constitutes the Secured Debt of the Consolidated Party directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Consolidated Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Consolidated Party directly incurring the underlying secured indebtedness, in which case it shall constitute the Unsecured Debt of the Consolidated Party giving the guaranty), (iii) any unsecured guaranty given by any Consolidated Party of the unsecured indebtedness of a Person who is not a Consolidated Party constitutes the Unsecured Debt of such Consolidated Party giving the guaranty, (iv) any unsecured guaranty given by any Consolidated Party of the unsecured Indebtedness of another Consolidated Party constitutes the Unsecured Debt of the Consolidated Party directly incurring such Indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Consolidated Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Consolidated Party directly incurring the underlying unsecured indebtedness, in which case it shall constitute the Unsecured Debt of the Consolidated Party giving the guaranty), (v) any secured guaranty given by any Consolidated Party of secured indebtedness of a Person who is not a Consolidated Party constitutes Secured Debt of such Consolidated Party giving the guaranty,
     (vi) any secured guaranty given by any Consolidated Party of the secured indebtedness of another Consolidated Party constitutes the Secured Debt of the Consolidated Party directly incurring the secured indebtedness and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of such Consolidated Party giving the guaranty (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of the Consolidated Party directly incurring the underlying secured indebtedness, in which case it shall constitute the Secured Debt of the Consolidated Party giving the guaranty), (vii) any secured guaranty given by any Consolidated Party of the unsecured indebtedness of a Person who is not a Consolidated Party constitutes the Secured Debt of such Consolidated Party giving the guaranty, and (viii) any secured guaranty given by any Consolidated Party of the unsecured Indebtedness of another Consolidated Party constitutes the Secured Debt of such Consolidated Party giving the guaranty and shall not be calculated as part of the Indebtedness (either Secured or Unsecured) of the Consolidated Party directly incurring such Indebtedness (except to the extent that the relevant calculation does not otherwise account for the Indebtedness of such Consolidated Party giving the guaranty, in which case it shall constitute the Unsecured Debt of the Consolidated Party directly incurring the underlying unsecured indebtedness). For purposes of calculating the financial covenants contained herein, obligations of any Consolidated Party pursuant to the terms of any Letter of Credit shall be treated in the same manner as a guaranty to the extent the purpose of such Letter of Credit is to credit enhance other debt of any Consolidated Party.

          "Unsecured Long Term Debt Rating" means with respect to Highwoods
           -------------------------------
     Properties (i) at such time that Highwoods Properties maintains an unsecured long term debt rating from each of Moody's, S&P and the Third Rating Agency, the lower of the two highest of such publicly announced ratings for the unsecured long term debt rating of Highwoods Properties,
     (ii) at such time that Highwoods Properties maintains an unsecured long term debt rating from only two (2) of the above-referenced agencies (one of which must be Moody's or S&P), the lower of the publicly announced ratings from each such agency for the unsecured long term debt rating of Highwoods Properties or (iii) at such time that Highwoods Properties fails to maintain an unsecured long term debt rating from at least two (2) of the above-referenced agencies (one of which must be Moody's or S&P), the unsecured long term debt rating equivalent to BB+ from S&P and Ba1 from Moody's.

          "Voting Stock" means, with respect to any Person, Capital Stock issued
           ------------
     by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "Wholly Owned Subsidiary" means, (a) with respect to Highwoods Realty,
           -----------------------
     any direct or indirect Subsidiary of Highwoods Realty 100% of whose Voting Stock is owned by (i) Highwoods Realty, (ii) Highwoods Realty and Highwoods Properties, or (iii) Highwoods Realty and one or more of Highwoods Properties or another Wholly Owned Subsidiary of Highwoods Realty and (b) with respect to Highwoods Properties, (i) Highwoods Realty, (ii) any Wholly Owned Subsidiary of Highwoods Realty, or (iii) any direct or indirect Subsidiary of Highwoods Properties 100% of whose Voting Stock is owned by Highwoods Properties or by one or more of Highwoods Realty and a Wholly Owned Subsidiary of Highwoods Realty.

          "1996 Credit Agreement" shall have the meaning assigned to such term
           ---------------------
     in the Recitals hereof.

          "1997 Credit Agreement" shall have the meaning assigned to such term
           ---------------------
     in the Recitals hereof.

          "1998 Credit Agreement" shall have the meaning assigned to such term
           ---------------------
     in the Recitals hereof.

          "1996 Credit Facility" shall have the meaning assigned to such term in
           --------------------
     the Recitals hereof.

          "1997 Credit Facility" shall have the meaning assigned to such term in
           --------------------
     the Recitals hereof.

          "1998 Credit Facility" shall have the meaning assigned to such term in
           --------------------
     the Recitals hereof.

     1.2  Computation of Time Periods.
          ---------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.3  Accounting Terms.
          ----------------

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements delivered as of September 30, 2000); provided, however, if (a) the Principal Borrower shall object to determining
--------  -------
such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Principal Borrower to the Lenders as to which no such objection shall have been made.


                                   SECTION 2

                               CREDIT FACILITIES

     2.1  Revolving Loans.
          ---------------

          (a)  Revolving Commitment.  Subject to the terms and conditions hereof
               --------------------
     and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrowers such Lender's Commitment Percentage of revolving credit loans requested by the Borrowers in Dollars ("Revolving Loans") from time to time from the Closing
                            ---------------
     Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate
                            --------  -------
     principal amount of outstanding Revolving Loans shall not exceed THREE HUNDRED MILLION DOLLARS ($300,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4, the "Revolving
                                                                       ---------
     Committed Amount"); provided, further, (i) with regard to each Lender
     ----------------    --------  -------
     individually, such Lender's outstanding Revolving Loans shall not exceed such Lender's Commitment Percentage of the Revolving Committed Amount, and
     (ii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount
                                           ----
     of outstanding Competitive Loans plus the aggregate principal amount of
                                      ----
     outstanding Swingline Loans plus LOC Obligations outstanding shall not
                                 ----
     exceed the Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrowers may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, that no more than ten (10) Eurodollar
                        --------  -------
     Loans shall
     be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

          (b)  Revolving Loan Borrowings.
               -------------------------

               (i)    Notice of Borrowing.  One or more of the Borrowers shall
                      -------------------
          request a Revolving Loan borrowing by delivery of a Notice of Borrowing, together with the officer's certificate required by Section 5.2(e), to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested,
          (B) the date of the requested borrowing (which shall be a Business
          Day), (C) the aggregate principal amount to be borrowed, (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor and (E) the purpose for which the requested Revolving Loans will be used by the applicable Borrower. If the applicable Borrower shall fail to specify in any such Notice of Borrowing the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

               (ii)   Minimum Amounts.  Except as provided in Sections 2.3(d)
                      ---------------
          and 2.3(e), each Eurodollar Loan that is a Revolving Loan shall be in a minimum aggregate principal amount of $5,000,000 and integral multiples of $500,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less), and each Base Rate Loan that in a Revolving Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

               (iii)  Advances.  Each Lender will make its Commitment Percentage
                      --------
          of each Revolving Loan borrowing available to the Administrative Agent for the account of one or more of the Borrowers as specified in
          Section 3.15(a), or in such other manner as the Administrative Agent may specify in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to one or more of the Borrowers by the Administrative Agent by crediting the account of the applicable Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          (c)  Repayment.  The principal amount of all Revolving Loans shall be
               ---------
     due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

          (d)  Interest.  Subject to the provisions of Section 3.1,
               --------

               (i)    Base Rate Loans.  During such periods as Revolving Loans
                      ---------------
          shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate;

               (ii)   Eurodollar Loans.  During such periods as Revolving Loans
                      ----------------
          shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

     Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

          (e)  Revolving Notes.  The Revolving Loans made by each Lender shall
               ---------------
     be evidenced by a duly executed promissory note of the Borrowers to such Lender in substantially the form of Exhibit 2.1(e).
                                         --------------

     2.2  Competitive Loan Subfacility.
          ----------------------------

          (a)  Competitive Loans. So long as Highwoods Realty maintains an
               -----------------
     unsecured long term debt rating of at least BBB- from S&P and Baa3 from Moody's, subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, one or more of the Borrowers may, from time to time from the Closing Date until the Maturity Date, request and each Lender may, in its sole discretion, agree to make, Competitive Loans in Dollars to one or more of the Borrowers; provided,
                                                                   --------
     however, that (i) the aggregate principal amount of outstanding Competitive
     -------
     Loans shall not at any time exceed the lesser of (a) ONE HUNDRED FIFTY
                                            ------
     MILLION DOLLARS ($150,000,000) and (b) fifty percent (50%) of the Revolving Committed Amount (the "Competitive Loan Maximum Amount") and (ii) the sum
                            -------------------------------
     of the aggregate principal amount of outstanding Revolving Loans plus the
                                                                      ----
     aggregate principal amount of outstanding Competitive Loans plus the
                                                                 ----
     aggregate principal amount of outstanding Swingline Loans plus LOC
                                                               ----
     Obligations outstanding shall not at any time exceed the Revolving Committed Amount. Each Competitive Loan shall be not less than $10,000,000 in the aggregate and integral multiples of $1,000,000 in excess thereof (or the remaining portion of the Competitive Loan Maximum Amount, if less).

          (b)  Competitive Bid Requests.  One or more of the Borrowers may
               ------------------------
     solicit Competitive Bids by delivery of a Competitive Bid Request substantially in the form of Exhibit 2.2(b), together with the officer's
                                  --------------
     certificate required by Section 5.2(e), to the Administrative Agent by 12:00 Noon (Charlotte, North Carolina time) on a Business Day four (4) Business Days prior to the date of a requested Competitive Loan borrowing. A Competitive Bid Request shall specify:

               (i) the date of the requested Competitive Loan borrowing (which shall be a Business Day);

               (ii)   the amount of the requested Competitive Loan borrowing;

               (iii) the purpose for which the Competitive Loans will be used by the applicable Borrower; and

               (iv) the applicable Interest Periods requested and shall be accompanied by payment of the Competitive Bid Request Fee.

          The Administrative Agent shall notify the Lenders of its receipt of a Competitive Bid Request and the contents thereof and invite the Lenders to submit Competitive Bids in response thereto. The Borrowers may not request a Competitive Bid for more than three different Interest Periods per Competitive Bid Request, and Competitive Bid Requests may be made no more frequently than once every five Business Days; provided, that no more than
                                                    --------
     three (3) Competitive Bid Requests may be made by all of the Borrowers in any thirty (30) day period.

          (c)  Competitive Bid Procedure.  Each Lender may, in its sole
               -------------------------
     discretion, make one or more Competitive Bids to the applicable Borrower in response to a Competitive Bid Request. Each Competitive Bid must be received by the Administrative Agent not later than 10:00 A.M. (Charlotte, North Carolina time) on the Business Day next succeeding the date of receipt by the Administrative Agent of the related Competitive Bid Request; provided, however, that should the Administrative Agent, in its capacity as
     --------  -------
     Lender, desire to submit a Competitive Bid it shall notify the applicable Borrower of its Competitive Bid and the terms thereof no later than 9:30 A.M. on such date. A Lender may offer to make all or part of the requested Competitive Loan borrowing and may submit multiple Competitive Bids in response to a Competitive Bid Request. The Competitive Bid shall specify:

               (i) the particular Competitive Bid Request as to which the Competitive Bid is submitted;

               (ii) the minimum (which shall be not less than $5,000,000 and integral multiples of $1,000,000 in excess thereof) and maximum principal amounts of the requested Competitive Loan or Loans as to which the Lender is willing to make; and

               (iii) the applicable interest rate or rates and Interest Period or Periods therefor.

          A form of such Competitive Bid is provided in Exhibit 2.2(c).  A
                                                        --------------
     Competitive Bid submitted by a Lender in accordance with the provisions hereof shall be irrevocable. The Administrative Agent shall promptly notify the applicable Borrower of all Competitive Bids made and the terms thereof. The Administrative Agent shall send a copy of each of the Competitive Bids to the applicable Borrower for its records as soon as practicable.

          (d)  Acceptance of Competitive Bids.  The applicable Borrower may, in
               ------------------------------
     its sole and absolute discretion, subject only to the provisions of this subsection (d), accept or refuse any Competitive Bid offered to it. To accept a Competitive Bid, the applicable Borrower shall give written notification (or telephonic notice promptly confirmed in writing) substantially in the form of Exhibit 2.2(d) (which shall be signed by a
                                  --------------
     Responsible Officer) of its acceptance of any or all such Competitive Bids to the Administrative Agent by 11:00 A.M. (Charlotte, North Carolina time) on the date on which notice of election to make a Competitive Bid is to be given to the Administrative Agent by the Lenders; provided, however, (i)
                                                       --------  -------
     the failure by the applicable Borrower to give timely notice of its acceptance of a Competitive Bid shall be deemed to be a refusal thereof,
     (ii) the applicable Borrower may accept Competitive Bids only in ascending order of rates (and where two or more Lenders submit a Competitive Bid at the same Competitive Bid Rate, then pro rata between or among such Lenders, unless such pro rata allocation would result in a Lender making a Competitive Loan in a principal amount of less than $1,000,000, in which case the applicable Borrower may accept any one of such Competitive Bids),
     (iii) the aggregate amount of Competitive Bids accepted by the applicable Borrower shall not exceed the principal amount specified in the Competitive Bid Request, (iv) the applicable Borrower may accept a portion of a Competitive Bid in the event, and to the extent, acceptance of the entire amount thereof would cause the applicable Borrower to exceed the principal amount specified in the Competitive Bid Request, subject however to the minimum amounts provided herein and (v) no Competitive Bid shall be accepted unless such Competitive Loan is in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof, except that where a portion of a Competitive Bid is accepted in accordance with the provisions of subsection (iv) hereof, then in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof (but not in any event less than the minimum amount specified in the Competitive Bid), and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to subsection (iv) hereof, the amounts shall be rounded to integral multiples of $500,000 in a manner which shall be in the discretion of the applicable Borrower. A notice of acceptance of a Competitive Bid given by the applicable Borrower in accordance with the provisions hereof shall be irrevocable. The Administrative Agent shall, not later than 12:00 Noon (Charlotte, North Carolina time) on the date of receipt by the Administrative Agent of a notification from the applicable Borrower of its acceptance and/or refusal of Competitive Bids, notify each affected Lender of its receipt and the contents thereof. Upon its receipt from the Administrative Agent of notification of the applicable Borrower's acceptance of its Competitive Bid in accordance with the terms of this subsection (d), each successful bidding Lender will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted. The Administrative Agent agrees to provide each Lender which has made a Competitive Bid in response to a particular Competitive Bid Request, with information with respect to the range of the Competitive Bids made in connection with such Competitive Bid Request, together with a description of the range of Competitive Bid(s) accepted by the applicable Borrower.

          (e)  Funding of Competitive Loans.  Each Lender which is to make a
               ----------------------------
     Competitive Loan shall make its Competitive Loan borrowing available to the Administrative Agent for the account of the applicable Borrower at the office of the Administrative Agent specified in Schedule 2.1(a), or at such
                                                     ---------------
     other office as the Administrative Agent may designate in writing, by 12:00 Noon (Charlotte, North Carolina time) on the date specified in the Competitive Bid Request in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the applicable Borrower by crediting the account of the applicable Borrower on the books of such office with the aggregate of the amount made available to the

     Administrative Agent by the applicable Competitive Loan Lenders and in like funds as received by the Administrative Agent.

          (f)  Maturity of Competitive Loans. Each Competitive Loan shall mature
               -----------------------------
     and be due and payable in full on the last day of the Interest Period applicable thereto, unless accelerated sooner pursuant to Section 9.2. Unless the applicable Borrower shall give notice to the Administrative Agent otherwise and provided no Default or Event of Default then exists, the applicable Borrower shall be deemed to have requested a Revolving Loan borrowing (which deemed request for a Revolving Loan borrowing shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c), (d), (f) and
     (g) of Section 5.2) in the amount of the maturing Competitive Loan, the proceeds of which will be used to repay such Competitive Loan.

          (g)  Interest on Competitive Loans.  Subject to the provisions of
               -----------------------------
     Section 3.1, Competitive Loans shall bear interest in each case at the Competitive Bid Rate applicable thereto. Interest on Competitive Loans shall be payable in arrears on each Interest Payment Date.

          (h)  Competitive Loan Notes. The Competitive Loans made by each Lender
               ----------------------
     shall be evidenced by a duly executed promissory note of the Borrowers to such Lender in an original principal amount equal to the Competitive Loan Maximum Amount and substantially in the form of Exhibit 2.2(h).
                                                     --------------

     2.3  Letter of Credit Subfacility.
          ----------------------------

          (a)  Issuance.  Subject to the terms and conditions hereof and of the
               --------
     LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require and in reliance upon the representations and warranties set forth herein, the Issuing Lender agrees to issue, and each Lender severally agrees to participate in the issuance by the Issuing Lender of, Letters of Credit in Dollars from time to time from the Closing Date until the Maturity Date as a Borrower may request, in a written form acceptable to the Issuing Lender (such form must be signed by a Responsible Officer and must include a representation and warranty of the correctness of the matters specified in subsections (b), (c), (d), (f) and (g) of Sections 5.2); provided, however, that (i) the LOC Obligations outstanding
                    --------  -------
     shall not at any time exceed TWENTY MILLION DOLLARS ($20,000,000) (the "LOC
                                                                             ---
     Committed Amount") and (ii) the sum of the aggregate principal amount of
     ----------------
     outstanding Revolving Loans plus the aggregate principal amount of
                                 ----
     outstanding Competitive Loans plus the aggregate principal amount of
                                   ----
     outstanding Swingline Loans plus LOC Obligations outstanding shall not at
                                 ----
     any time exceed the aggregate Revolving Committed Amount. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance or (y) as originally issued or as extended, have an expiry date extending beyond the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day.

          (b)  Notice and Reports.  The request for the issuance of a Letter of
               ------------------
     Credit shall be submitted by a Borrower to the Issuing Lender at least five
     (5) Business Days prior to the requested date of issuance and shall be accompanied by the officer's certificate required by Section 5.2(e). The Issuing Lender will upon the issuance of a Letter of Credit and at least quarterly and more frequently upon request, disseminate to each of the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date, as well as any payment or expirations which may have occurred.

          (c)  Participation.  Each Lender, with respect to the Existing Letters
               -------------
     of Credit, hereby purchases a Participation Interest in such Existing Letters of Credit, and with respect to the Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a Participation Interest from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume and be obligated to pay to the Issuing Lender and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Notwithstanding the preceding sentence, in the event that the Issuing Lender issues a Letter of Credit hereunder when the officers of the Issuing Lender directly involved with the credit facilities available to the Borrowers under this Credit Agreement have actual knowledge that a monetary Event of Default or material Event of Default (which, for the avoidance of doubt shall include any violation of any provisions of Section 7.11) has occurred and is continuing, the Lenders shall have the option but not the obligation to pay to the Issuing Lender their pro rata share of the obligations arising under such Letter of Credit as contemplated herein. Without limiting the scope and nature of each Lender's Participation Interest in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) below. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrowers to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

          (d)  Reimbursement.  In the event of any drawing under any Letter of
               -------------
     Credit, the Issuing Lender will promptly notify the Borrower that was the applicant for such Letter of Credit. Unless such Borrower shall immediately notify the Issuing Lender that such Borrower intends to otherwise reimburse the Issuing Lender for such drawing, such Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (e) below on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. Each Borrower that is an applicant under a Letter of Credit promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If such Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Adjusted Base Rate plus 2%. Such Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment such Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of such Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two
     (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of any Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a Participation Interest in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against such Borrower and the other Credit Parties with respect thereto.

          (e)  Repayment with Revolving Loans.  On any day on which any Borrower
               ------------------------------
     shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by such Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent such Borrower has complied with the procedures of Section 2.1(b)(i) with respect thereto) shall be immediately made to such Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Commitment Percentages of the Lenders
          --- ----
     (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply
              ---------------
     with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any one of the Borrowers or any Credit Party), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Issuing Lender such Participation Interests in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that at
                                                               --------
     the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Issuing Lender, to the extent not paid to the Issuer by the Borrowers in accordance with the terms of subsection (d) above, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Loan advance, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

          (f)  Renewal, Extension.  The renewal or extension of any Letter of
               ------------------
     Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

          (g)  Uniform Customs and Practices.  The Issuing Lender may have the
               -----------------------------
     Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be
                                             ---
     incorporated therein and deemed in all respects to be a part thereof.

          (h)  Indemnification; Nature of Issuing Lender's Duties.
               --------------------------------------------------

               (i) In addition to its other obligations under this Section 2.3, each Borrower that is an applicant with respect to a Letter of Credit hereby agrees to pay, and protect, indemnify and save each Lender harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of such Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").

               (ii) As between the Borrower that is the applicant for a Letter of Credit and the Lenders (including the Issuing Lender), such Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Lender (including the Issuing Lender) shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of such Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

               (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Lender (including the Issuing Lender), under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Lender under any resulting liability to such Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify each Lender (including the Issuing Lender) against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrowers (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. No Lender (including the Issuing Lender) shall, in any way, be liable for any failure by such Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of such Lender.

               (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Borrowers contained in subsection (d) above. The obligations of the Borrowers under this subsection (h) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Lenders (including the Issuing Lender) to enforce any right, power or benefit under this Credit Agreement.

               (v) Notwithstanding anything to the contrary contained in this subsection (h), the Borrowers shall have no obligation to indemnify any Lender (including the Issuing Lender) in respect of any liability incurred by such Lender (A) arising solely out of the gross negligence or willful misconduct of such Lender, as determined by a court of competent jurisdiction, or (B) caused by such Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

          (i)  Responsibility of Issuing Lender. It is expressly understood and
               --------------------------------
     agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.3 shall be
     --------  -------
     deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.3 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

          (j)  Conflict with LOC Documents. In the event of any conflict between
               ---------------------------
     this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

     2.4  Swingline Loan Subfacility.
          --------------------------

          (a) Swingline Commitment. Subject to the terms and conditions hereof
              --------------------
     and in reliance upon the representations and warranties set forth herein, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrowers in Dollars to the Borrowers (each a "Swingline Loan" and, collectively, the "Swingline
                        --------------                          ---------
     Loans") from time to time from the Closing Date until the Maturity Date for the purposes hereinafter set forth; provided, however, (i) the aggregate
                                         --------  -------
     principal amount of Swingline Loans outstanding at any time shall not exceed TWENTY-FIVE MILLION DOLLARS ($25,000,000) (the "Swingline Committed
                                                            -------------------
     Amount"), and (ii) the aggregate principal amount of outstanding Revolving
     ------
     Loans plus the aggregate principal amount of outstanding Competitive Loans
           ----
     plus the aggregate principal amount of outstanding Swingline Loans plus LOC
     ----                                                               ----
     Obligations outstanding shall not exceed the Revolving Committed Amount. Swingline Loans hereunder shall be made as Base Rate Loans and may be repaid and reborrowed in accordance with the provisions hereof.

          (b)  Swingline Loan Advances.
               -----------------------

               (i) Notices; Disbursement.  Whenever one or more of the Borrowers
                   ---------------------
          desires a Swingline Loan advance hereunder it shall deliver a Notice of Borrowing, together with the officer's certificate required by
          Section 5.2(e), to the Swingline Lender not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day), (C) the principal amount of the Swingline Loan advance requested, (D) the purpose for which the requested Swingline Loan will be used by the applicable Borrower and (E) that the representations and warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made on the date hereof except to the extent they expressly relate to an earlier date. Each Swingline Loan shall be made as a Base Rate Loan and shall have such maturity date (which maturity date shall not be a date more than three (3) Business Days from the date of advance thereof) as the Swingline Lender and the applicable Borrower shall agree upon receipt by the Swingline Lender of any such notice from the applicable Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the applicable Borrower by 3:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing.

               (ii)  Minimum Amounts.  Each Swingline Loan advance shall be in a
                     ---------------
          minimum principal amount of $1,000,000 and in integral multiples of $500,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

               (iii) Repayment of Swingline Loans.  The principal amount of all
                     ----------------------------
          Swingline Loans shall be due and payable on the earlier of (A) the maturity date agreed to by the Swingline Lender and the applicable Borrower with respect to such Loan (which maturity date shall not be a date more than three (3) Business Days from the date of advance thereof) and (B) the Maturity Date, at which time the Borrowers shall be deemed to have requested a Revolving Loan borrowing (which deemed request for a Revolving Loan borrowing shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c), (d), (f) and (g) of
          Section 5.2) in the amount of the maturing Swingline Loan, the proceeds of which will be used to repay such Swingline Loan. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Principal Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrowers shall be deemed to have requested a Revolving Loan advance (which deemed request for a Revolving Loan borrowing shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c), (d), (f) and (g) of Section 5.2) comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such
                                          --------  -------
          demand shall be deemed to have been given one Business Day prior to the Maturity Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such
          ---------------
          borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. Notwithstanding the preceding sentence, in the event that the Swingline Lender funds a Swingline Loan hereunder when the officers of the Swingline Lender directly involved with the credit facilities available to the Borrowers under this Credit Agreement have actual knowledge that a monetary Event of Default or material Event of Default (which, for the avoidance of doubt shall include any violation of any provisions of Section 7.11) has occurred and is continuing, the Lenders shall have the option but not the obligation to make Revolving Loans to fund their ratable shares of such Swingline Loan as contemplated herein. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any one of the Borrowers or any other Credit Party), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Swingline Lender such Participations Interest in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that
                                                                   --------
          (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrowers in accordance with the terms of subsection (c)(ii) below, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.

          (c)  Interest on Swingline Loans.
               ---------------------------

               (i)  Interest.  Subject to the provisions of Section 3.1, each
                    --------
          Swingline Loan shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 365 days or 366 days, as appropriate) equal to the Adjusted Base Rate.

               (ii) Payment of Interest.  Interest on Swingline Loans shall be
                    -------------------
          payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), unless accelerated sooner pursuant to Section 9.2.

               (d)  Swingline Note.  The Swingline Loans shall be evidenced by a
                    --------------
          duly executed promissory note of the Borrowers to the Swingline Lender in an original principal amount equal to the Swingline Committed Amount substantially in the form of Exhibit 2.4(d).
                                              --------------

     2.5  Extension of Maturity Date.
          --------------------------

     Not more than 180 days and not less than 120 days prior to the date occurring three years from the Closing Date (the "Extension Date"), the
                                                  --------------
Principal Borrower may request in writing that the Lenders extend the Maturity Date for an additional one year period. Each Lender shall provide the Administrative Agent and the Principal Borrower, not less than 30 days prior to the Extension Date, with written notice regarding whether it agrees to extend the Maturity Date. Each decision by a Lender shall be in its sole discretion and failure by a Lender to give timely written notice hereunder shall be deemed a decision by such Lender not to extend the Maturity Date. If all of the Lenders timely agree in writing to extend the Maturity Date, then the Maturity Date shall be extended for an additional one year period pursuant to a duly executed written amendment to this Credit Agreement so long as (i) no Default or Event of Default exists and (ii) the Borrowers pay a fee equal to 0.25% of the Revolving Committed Amount to the Administrative

Agent for the pro rata benefit of the Lenders (based on each Lender's Commitment Percentage of the Revolving Committed Amount). If any Lender fails to agree to extend the Maturity Date, then the Borrowers shall, on or before the Maturity Date, pay all outstanding Credit Party Obligations in full, together with accrued and unpaid interest thereon and all other sums with respect thereto.

     2.6  Joint and Several Liability of the Borrowers.
          --------------------------------------------

          (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

          (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Credit Party Obligations arising under this Credit Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Credit Party Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

          (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such obligation.

          (d) The obligations of each Borrower under the provisions of this
     Section 2.6 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

          (e) Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement), or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Lender under or in respect of any of the Credit Party Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Credit Party Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Credit Party Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Credit Party Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or any failure to act on the part of the Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.6, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 2.6, it being the intention of each Borrower that, so long as any of the Credit Party Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 2.6 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this Section 2.6 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Borrower or any Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Lender.

          (f) The provisions of this Section 2.6 are made for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other Borrowers or to exhaust any remedies available to it against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Credit Party Obligations or to elect any other remedy. Without limiting the generality of the foregoing, each Borrower hereby specifically waives the benefits of N.C. Gen. Stat. (S)(S)26-7 through 26-9, inclusive, to the extent applicable. The provisions of this Section 2.6 shall remain in effect until all the Credit Party Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Credit Party Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 2.6 will forthwith be reinstated and in effect as though such payment had not been made.

          (g) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, the obligations of each Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

     2.7  Appointment of Principal Borrower as Agent for Borrowers.
          --------------------------------------------------------

     Each of the Borrowers hereby appoints the Principal Borrower to act as its exclusive agent for all purposes under this Credit Agreement and the other Credit Documents (including, without limitation, with respect to all matters related to the borrowing and repayment of loans as described in Section 2 and
Section 3 hereof). Each of the Borrowers acknowledges and agrees that (a) the Principal Borrower may execute such documents on behalf of all the Borrowers as the Principal Borrower deems appropriate in its sole discretion and each Borrower shall be bound by and obligated by all of the terms of any such document executed by the Principal Borrower on its behalf, (b) any notice or other communication delivered by the Administrative Agent or any Lender hereunder to the Principal Borrower shall be deemed to have been delivered to each of the Borrowers and (c) the Administrative Agent and each of the Lenders shall accept (and shall be permitted to rely on) any document or agreement executed by the Principal Borrower on behalf of the Borrowers (or any of them). The Borrowers must act through the Principal Borrower for all purposes under this Credit Agreement and the other Credit Documents. Notwithstanding anything contained herein to the contrary, to the extent any provision in this Credit Agreement requires any Borrower to interact in any manner with the Administrative Agent or the Lenders, such Borrower shall do so through the Principal Borrower.


                                   SECTION 3

                OTHER PROVISIONS RELATING TO CREDIT FACILITIES
                ----------------------------------------------

     3.1  Default Rate.
          ------------

     Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 4% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus 4%).
                                                                ----

     3.2  Extension and Conversion.
          ------------------------

     Subject to the terms of Section 5.2, the Borrowers shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (a) except as provided in Section 3.8, Eurodollar Loans
--------  -------
may be converted into Base Rate Loans only (i) on the last day of the Interest Period applicable thereto or (ii) upon payment of all amounts due pursuant to the terms of Section 3.12, (b) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (c) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in
                      ---------------
such minimum amounts as provided in, with respect to Revolving Loans, Section 2.1(b)(ii), (d) no more than ten (10) Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period) and (e) Competitive Loans and Swingline Loans may not be extended or converted pursuant to this Section 3.2. Each such extension or conversion shall be effected by the Borrowers by delivery of a Notice of Extension/Conversion, together with the officer's certificate required by
Section 5.2(e), to the office of the Administrative Agent specified in specified in Schedule 2.1(a), or at such other office as the Administrative Agent may
   ---------------
designate in writing, prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion and the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted.
Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrowers of the matters specified in subsections (b), (c), (d), (f) and (g) of Section 5.2. In the event the Borrowers fail to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

     3.3  Prepayments.
          -----------

          (a) Voluntary Prepayments.  The Borrowers shall have the right to
              ---------------------
     prepay Loans (other than the Swingline Loans and Competitive Loans) in whole or in part from time to time; provided, however, that each partial
                                         --------  -------
     prepayment of Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $1,000,000. Subject to the foregoing terms, amounts prepaid under this Section 3.3(a) shall be applied as the Borrowers may elect; provided that if the Borrowers fail to specify a voluntary
                --------
     prepayment then such prepayment shall be applied first to Revolving Loans that are Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities starting with the earliest maturity date. All prepayments under this Section 3.3(a) shall be subject to Section 3.12, but otherwise without premium or penalty.

          (b)  Mandatory Prepayments.
               ---------------------

               (i) If at any time, (A) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of
                                         ----
          outstanding Competitive Loans plus the aggregate principal amount of
                                        ----
          outstanding Swingline Loans plus LOC Obligations outstanding shall
                                      ----
          exceed the Revolving Committed Amount, (B) the aggregate principal amount of outstanding Competitive Loans shall exceed the Competitive Loan Maximum Amount, (C) the aggregate amount of outstanding Swingline Loans exceeds the Swingline Committed Amount or (D) the aggregate amount of LOC Obligations outstanding exceeds the LOC Committed Amount, the Borrowers shall immediately make payment on the Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate such excess.

               (ii) Application of Mandatory Prepayments.  All amounts required
                    ------------------------------------
          to be paid pursuant to this Section 3.3(b) (i) shall be applied first,
                                                                          -----
          to Revolving Loans (and after all Revolving Loans have been paid),

          second, to Swingline Loans, third, to a cash collateral account in
          ------                      -----
          respect of LOC

          Obligations and fourth, to Competitive Loans pro rata among the
                          ------
          Lenders holding same. Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities starting with the earliest maturity date. All prepayments under this
          Section 3.3(b) shall be subject to Section 3.12.

     3.4  Termination and Reduction of Revolving Committed Amount.
          -------------------------------------------------------

          (a) Voluntary Reductions.  The Borrowers may from time to time
              --------------------
     permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five Business Days' prior written notice to the Administrative Agent; provided,
                                                                      --------
     however, no such termination or reduction shall be made which would cause
     -------
     the aggregate principal amount of outstanding Revolving Loans plus the
                                                                   ----
     aggregate principal amount of outstanding Competitive Loans plus the
                                                                 ----
     aggregate principal amount of outstanding Swingline Loans plus LOC
                                                               ----
     Obligations outstanding to exceed the Revolving Committed Amount unless, concurrently with such termination or reduction, the Revolving Loans are repaid or payments are made to a cash collateral account as security for the LOC Obligations for the benefit of the Lenders, in each case in an amount sufficient to eliminate such excess. The Administrative Agent shall promptly notify each affected Lender of receipt by the Administrative Agent of any notice from the Borrowers pursuant to this Section 3.4(a).

          (b) General.  The Borrowers shall pay to the Administrative Agent for
              -------
     the account of the Lenders in accordance with the terms of Section 3.5(a), on the date of each termination or reduction of the Revolving Committed Amount, the Facility Fee accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

     3.5  Fees.
          ----

          (a) Facility Fee.  In consideration of the Revolving Committed Amount
              ------------
     being made available by the Lenders hereunder, the Borrowers agree to pay to the Administrative Agent for the pro rata benefit of the Lenders (based on each Lender's Commitment Percentage of the Revolving Committed Amount) a fee (the "Facility Fee") on the last business day of each calendar quarter
               ------------
     of the Principal Borrower following the Closing Date (as well as on the Maturity Date and on any date that the Revolving Committed Amount is reduced as provided in Section 3.4(a)) for the immediately preceding quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date. The Facility Fee shall be equal to (i) the Applicable Percentage as of the last day of the calendar quarter for which such fee is being calculated multiplied by (ii)(A) if the Facility Fee is
                                  ----------
     being calculated as a result of the reduction of the Revolving Committed Amount, the Revolving Committed Amount as of the day immediately prior to the day on which such reduction occurs; (B) if the Facility Fee is being calculated for a calendar quarter in which no reduction in the Revolving Committed Amount has taken place, the Revolving Committed Amount as of the first day of such calendar quarter; or (C) if the Facility Fee is being calculated for a calendar quarter in which a Facility Fee has been paid as a result of a reduction in the Revolving Committed Amount, the Revolving Committed Amount as of the date of such reduction. The Facility Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears.

          (b)  Letter of Credit Fees.
               ---------------------

               (i)  Letter of Credit Fee.  In consideration of the issuance of
                    --------------------
          Letters of Credit hereunder, the Borrowers promise to pay to the Administrative Agent for the account of each Lender a fee (the "Letter
                                                                          ------
          of Credit Fee") on such Lender's Commitment Percentage of the average
          -------------
          daily maximum amount available to be drawn under each such Letter of Credit computed for each day from the date of issuance to the date of expiration at a rate equal to the Applicable Percentage. The Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof) including the date of payment.

               (ii)  Issuing Lender Fees.  In addition to the Letter of Credit
                     -------------------
          Fee payable pursuant to clause (i) above, the Borrowers promise to pay to the Issuing Lender for its own account without sharing by the other Lenders (A) a fee equal to one-fourth of one percent (.25%) per annum on the total sum of all Letters of Credit issued by the Issuing Lender and (B) customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").
                                                     -------------------

     3.6  Capital Adequacy.
          ----------------

     If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Principal Borrower and delivery by such Lender of a statement setting forth the reduction in the rate of return experienced by such Lender and the amount necessary to compensate the Lender under this Section 3.6, the Borrowers shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

     3.7  Limitation on Eurodollar Loans.
          ------------------------------

     If on or prior to the first day of any Interest Period for any Eurodollar
Loan:

          (a) the Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) the Required Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Principal Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, continue Eurodollar Loans, or to convert Base Rate Loans into Eurodollar Loans and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or convert such Eurodollar Loans into Base Rate Loans in accordance with the terms of this Credit Agreement.

     3.8  Illegality.
          ----------

     Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Principal Borrower thereof and such Lender's obligation to make or continue Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.10 shall be applicable).

     3.9  Requirements of Law.
          -------------------

          (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               (i) shall subject such Lender to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender under this Credit Agreement or its Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender, including the Commitment of such Lender hereunder; or

               (iii) shall impose on such Lender or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

     and the result of any of the foregoing is to increase the cost to such Lender of making, converting into, continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender under this Credit Agreement or its Notes with respect to any Eurodollar Loans, then the Borrowers shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrowers under this
     Section 3.9(a), the Borrowers may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurodollar Loans, or to convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension shall not affect the right of
                  --------
     such Lender to receive the compensation so requested.

          (b) Each Lender shall promptly notify the Principal Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 3.9 shall furnish to the Principal Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall, absent manifest error, be conclusive and binding on the parties hereto. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     3.10 Treatment of Affected Loans.
          ---------------------------

     If the obligation of any Lender to make any Eurodollar Loan or to continue, or to convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Lender's Eurodollar Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a conversion required by Section 3.8 hereof, on such earlier date as such Lender may specify to the Principal Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to such conversion no longer exist:

          (a) to the extent that such Lender's Eurodollar Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

          (b) all Loans that would otherwise be made or continued by such Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Principal Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the conversion of such Lender's Eurodollar Loans pursuant to this Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

     3.11 Taxes.
          -----

          (a) Any and all payments by the Borrowers to or for the account of any Lender or the Administrative Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in
                                                                ---------
     the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by law to
                     -----
     deduct any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.11) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions, (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, the Borrowers agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").
                                                        -----------

          (c) The Borrowers agree to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

          (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Principal Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Principal Borrower and the Administrative Agent with (i) Internal Revenue Service Form W-8ECI or W-8BEN, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

          (e) For any period with respect to which a Lender has failed to provide the Principal Borrower and the Administrative Agent with the appropriate form pursuant to Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States; provided, however, that
                                                    --------  -------
     should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          (f) If the Borrowers are required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its applicable lending office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

          (g) Within thirty (30) days after the date of any payment of Taxes, the Borrowers shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

          (h) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 3.11 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     3.12 Compensation.
          ------------

     Upon the request of the Administrative Agent, the Borrowers shall pay to the Administrative Agent, for the pro rata benefit of the Lenders, such amount or amounts as shall be sufficient (in the reasonable opinion of the Administrative Agent) to compensate the Lenders for any loss, cost, or expense (including loss of anticipated profits) incurred by the Lenders as a result of:

          (a) any payment, prepayment, or conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Borrowers for any reason (including, without limitation, the failure of any condition precedent specified in Section 5 to be satisfied) to borrow, convert, continue, or prepay a Eurodollar Loan on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant notice of borrowing, prepayment, continuation, or conversion under this Credit Agreement.

With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (b) the amount of interest (as reasonably determined by the Administrative Agent) which would have accrued to the Administrative Agent on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrowers set forth in this Section
3.12 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     3.13 Pro Rata Treatment.
          ------------------

     Except to the extent otherwise provided herein:

               (a)  Loans.  Each Loan, each payment or (subject to the terms of
                    -----
     Section 3.3) prepayment of principal of any Loan or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans and Participation Interests. With respect to Competitive Loans, if the Borrowers fail to specify the particular Competitive Loan or Loans as to which any payment or other amount should be applied and it is not otherwise clear as to the particular Competitive Loan or Loans to which such payment or other amounts relate, or any such payment or other amount is to be applied to Competitive Loans without regard to any such direction by the Borrowers, then each payment or prepayment of principal on Competitive Loans and each payment of interest or other amount on or in respect of Competitive Loans, shall be allocated pro rata among the relevant Competitive Loan Lenders in accordance with the then outstanding amounts of their respective Competitive Loans.

               (b)  Advances.  No Lender shall be responsible for the failure or
                    --------
     delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to
                          --------  -------
     obligations hereunder. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any requested borrowing that such Lender does not intend to make available to the Administrative Agent its ratable share of such borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such borrowing, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Principal Borrower, and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrowers to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrowers at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate.

     3.14  Sharing of Payments.
           -------------------

     The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.14 to share in the benefits of any recovery on such secured claim.

     3.15      Payments, Computations, Etc.
               ---------------------------

               (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Administrative Agent in Dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Administrative Agent's office specified in
     Schedule 2.1(a) not later than 12:00 Noon (Charlotte, North Carolina time)
     ---------------
     on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of any of the Borrowers maintained with the Administrative Agent (with notice to the Principal Borrower). The Borrowers (or any one of them) shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrowers hereunder, subject to the terms of
     Section 3.13(a)). The Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.
     If the Administrative Agent fails to distribute such payment to such Lenders on the day required by the foregoing sentence, the Administrative Agent shall pay to such Lenders interest on the undistributed amount from and including the day such amount was required to be distributed to but excluding the date such amount is distributed at a per annum rate equal to the Federal Funds Rate.

          (b)       Allocation of Payments After Event of Default.
                    ---------------------------------------------
     Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

          FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees actually incurred) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

          SECOND, to payment of any fees owed to the Administrative Agent;

          THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees actually incurred) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

          FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

          FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

          SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

          SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

     In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.15(b).

     3.16      Evidence of Debt.
               ----------------

     Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrowers from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.


                                   SECTION 4

                                   GUARANTY
                                   --------

     4.1       The Guarantee.
               -------------

     Each of the Guarantors hereby jointly and severally guarantees to each Lender, each Affiliate of a Lender that enters into a Hedging Agreement, and the Administrative Agent, as hereinafter provided, the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Credit Party Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

     4.2   Obligations Unconditional.
           -------------------------

     The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Credit Party Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against any of the Borrowers or any other Guarantor of the Credit Party Obligations for amounts paid under this Section 4 until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

          (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Credit Party Obligations shall be extended, or such performance or compliance shall be waived;

          (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be done or omitted;

          (c) the maturity of any of the Credit Party Obligations shall be accelerated, or any of the Credit Party Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be waived or any other guarantee of any of the Credit Party Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

          (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Credit Party Obligations shall fail to attach or be perfected; or

          (e) any of the Credit Party Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Credit Party Obligations.

     4.3  Reinstatement.
          -------------

     The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     4.4  Certain Additional Waivers.
          --------------------------

     Without limiting the generality of the provisions of this Section 4, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. (S)(S) 26-7 through 26-9, inclusive, to the extent applicable. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Credit Party Obligations, except through the exercise of the rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6.

     4.5  Remedies.
          --------

     The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Credit Party Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Credit Party Obligations being deemed to have become automatically due and payable), the Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.1.

     4.6  Rights of Contribution.
          ----------------------

     The Guarantors and the Borrowers hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor and each other Borrower in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full to the Administrative Agent and the Lenders of the Guaranteed Obligations, and none of the Guarantors shall exercise any right or remedy under this Section 4.6 against any other Guarantor or any Borrower until payment and satisfaction in full of all of any Guaranteed Obligations. For purposes of this Section 4.6, (a) "Guaranteed Obligations" shall mean any
                                   ----------------------
obligations arising under the other provisions of this Section 4; (b) "Excess
                                                                       ------
Payment" shall mean the amount paid by any Guarantor in excess of its Pro Rata
-------
Share of such Guaranteed Obligations; (c) "Pro Rata Share" shall mean, for any
                                           --------------
Guarantor in respect of any payment of Guaranteed Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrowers and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrowers and the Guarantors hereunder) of the Borrowers and all of the Guarantors; provided, however, that, for purposes of calculating the
                       --------  -------
Pro Rata Shares of the Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (d) "Contribution Share" shall mean, for any Guarantor in
                            ------------------
respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrowers and all of the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrowers and the Guarantors hereunder) of the Borrowers and all of the Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution
         --------  -------
Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such

Guarantor in connection with such Excess Payment. This Section 4.6 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable law against any of the Borrowers in respect of any payment of Guaranteed Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall be relieved of its obligations pursuant to Section 8.4.

     4.7  Continuing Guarantee.
          --------------------

     The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Credit Party Obligations whenever arising.


                                   SECTION 5

                                  CONDITIONS
                                  ----------

     5.1  Closing Conditions.
          ------------------

     The obligation of the Lenders to enter into this Credit Agreement and to make the initial Loans or the Issuing Lender to issue the initial Letter of Credit, whichever shall occur first, shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders):

          (a)  Executed Credit Documents. Receipt by the Administrative Agent of
               -------------------------
duly executed copies of: (i) this Credit Agreement; (ii) the Notes; and (iii) all other Credit Documents, each in form and substance acceptable to the Lenders in their sole discretion.

          (b)  Corporate Documents.  Receipt by the Administrative Agent of the
               -------------------
following:

               (i)   Charter Documents. Copies of the articles or certificates
                     -----------------
of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (ii)  Bylaws. A copy of the bylaws of each Credit Party certified
                     ------
by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (iii) Resolutions. Copies of resolutions of the Board of
                     -----------
Directors of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

               (iv)  Good Standing.  Copies of certificates of good standing,
                     -------------
existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

               (v)   Incumbency.  An incumbency certificate of each Credit Party
                     ----------
certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

          (c)  Financial Statements. Receipt by the Administrative Agent and the
               --------------------
Lenders of (i) the unaudited consolidated financial statements of the Consolidated Parties, including balance sheets and income and cash flow statements for the fiscal quarter ended September 30, 2000 and (ii) such other information relating to the Consolidated Parties as the Administrative Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

          (d)  Opinions of Counsel. The Administrative Agent shall have received
               -------------------
an opinion, or opinions (which shall cover among other things, authority, legality, validity, binding effect and enforceability) reasonably satisfactory to the Administrative Agent addressed to the Administrative Agent and the Lenders, dated as of the Closing Date, from legal counsel to the Credit Parties.

          (e)  Material Adverse Effect. No material adverse change shall have
               -----------------------
occurred since September 30, 2000 in the condition (financial or otherwise), business, assets, operations, management or prospects of the Consolidated Parties taken as a whole.

          (f)  Litigation.  There shall not exist any pending or threatened
               ----------
action, suit, investigation or proceeding against a Consolidated Party that could reasonably be expected to have a Material Adverse Effect.

          (g)  Officer's Certificates.  The Administrative Agent shall have
               ----------------------
received a certificate or certificates executed by an authorized officer of the Principal Borrower as of the Closing Date stating that (A) each Consolidated Party is in compliance with all existing financial obligations, (B) all governmental, shareholder and third party consents and approvals necessary for the Credit Parties to enter into the Credit Documents and fully perform thereunder, if any, have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, and (D) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (1) each of the Credit Parties is Solvent, (2) no Default or Event of Default exists, (3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (4) the Credit Parties are in compliance with each of the financial covenants set forth in Section 7.11.

          (h)  Fees and Expenses.  Payment by the Credit Parties of all fees and
               -----------------
expenses owed by them to the Lenders and the Administrative Agent.

          (i)  Payment of 1998 Credit Facility.  Receipt by the Administrative
               -------------------------------
Agent of evidence that the 1998 Credit Facility shall be terminated as of the Closing Date and all obligations under the 1998 Credit Facility have been paid in full.

          (j)  Insurance Certificates. Receipt by the Administrative Agent of an
               ----------------------
insurance certificate evidencing the insurance in effect with respect to the Properties as of the Closing Date.

          (k)  Other.  Receipt by the Lenders of such other documents,
               -----
instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Consolidated Parties.

     5.2  Conditions to all Extensions of Credit.
          --------------------------------------

     The obligations of each Lender to make, convert or extend any Loan and of the Issuing Lender to issue or extend any Letter of Credit (including the initial Loans and the initial Letter of Credit) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.1:

          (a) The Borrowers shall have delivered (i) in the case of any Revolving Loan, an appropriate Notice of Borrowing or Notice of Extension/Conversion or (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.3(b);

          (b) The representations and warranties set forth in Section 6 shall be, subject to the limitations set forth therein, true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

          (c) There shall not have been commenced against any Credit Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

          (d) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto;

          (e) Concurrent with the delivery of the appropriate notice required pursuant to Section 5.2(a) above, the Principal Borrower shall have delivered a certificate of the chief financial officer of the Principal Borrower substantially in the form of Exhibit 7.1(c), (i) demonstrating compliance with
                             --------------
the financial covenants contained in Section 7.11(a) and Section 7.11(b) by calculation thereof after giving effect to the making of the requested Loan (and the application of the proceeds thereof) or to the issuance of the requested Letter of Credit, as the case may be, and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

          (f) No development or event which has had or could reasonably be expected to have a Material Adverse Effect shall have occurred since September 30, 2000; and

          (g) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding
                            ----
Competitive Loans plus the aggregate principal amount of outstanding Swingline
                  ----
Loans plus LOC Obligations outstanding shall not exceed the Revolving Committed
      ----
Amount, and (ii) the LOC Obligations shall not exceed the LOC Committed Amount.

The delivery of each Notice of Borrowing, each Notice of Extension/Conversion and each request for a Letter of Credit pursuant to Section 2.3(b) shall constitute a representation and warranty by the Borrowers of the correctness of the matters specified in subsections (b), (c), (d), (f) and (g) above.


                                   SECTION 6

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     The Credit Parties hereby represent to the Administrative Agent and each Lender that:

     6.1    Financial Condition.
            -------------------

     The financial statements delivered to the Lenders pursuant to Section 5.1(c) and Section 7.1(a) and (b): (a) have been prepared in accordance with GAAP and (b) present fairly the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such periods. Since September 30, 2000, there has been no sale, transfer or other disposition by any Consolidated Party of any material part of the business or property of any Consolidated Party and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other Person) material in relation to the financial condition of any Consolidated Party in each case, which, is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 7.1 or in the notes thereto or (ii) otherwise communicated to the Administrative Agent.

     6.2    No Change; Dividends.
            --------------------

     Since September 30, 2000, (a) there has been no development or event relating to or affecting a Consolidated Party which has had or could reasonably be expected to have a Material Adverse Effect and (b) except as otherwise permitted under this Credit Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock in a Consolidated Party nor has any of the Capital Stock in a Consolidated Party been redeemed, retired, purchased or otherwise acquired for value by such Person other than in connection with the redemption of the Capital Stock of Highwoods Realty pursuant to the terms of the Highwoods Realty Limited Partnership Agreement.

     6.3    Organization; Existence; Compliance with Law.
            --------------------------------------------

     Each of the Consolidated Parties (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

     6.4    Power; Authorization; Enforceable Obligations.
            ---------------------------------------------

     Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party, and in the case of the Borrowers, to obtain extensions of credit hereunder, and has taken all necessary corporate action to authorize the borrowings and other extensions of credit on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Credit Party is a party other than those which have been obtained or made. This Credit Agreement has been, and each other Credit Document to which any Credit Party is a party will be, duly executed and delivered on behalf of the Credit Parties. This Credit Agreement constitutes, and each other Credit Document to which any Credit Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Credit Party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.5    No Conflicts.
            ------------

     Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor the performance of and compliance with the terms and provisions thereof by such Credit Party will
(a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

     6.6    No Default.
            ----------

     No Consolidated Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

     6.7    Ownership.
            ---------

     Each Consolidated Party is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Liens permitted hereunder.

     6.8    Indebtedness.
            ------------

     Except as otherwise permitted under Section 8.1, the Consolidated Parties have no Indebtedness.

     6.9   Litigation.
           ----------

     There are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Consolidated Party which could reasonably be expected to have a Material Adverse Effect.

     6.10  Taxes.
           -----

     Each Consolidated Party has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and
(b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent, (ii) the nonpayment of which is not reasonably likely to result in a Material Adverse Effect (provided that failure to pay income or ad valorem real estate taxes shall be deemed, for purposes of this Section 6.10, to be likely to have a Material Adverse Effect) or (iii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware as of the Closing Date of any proposed tax assessments against it or any other Consolidated Party.

     6.11  Compliance with Laws.
           --------------------

     Each Consolidated Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees applicable to it, or to its properties, unless such failure to comply could not reasonably be expected to have a Material Adverse Effect and each Consolidated Party is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

     6.12  ERISA.
           -----

           (a)      Except as set forth in Schedule 6.12, during the five-year
                                           -------------
     period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan which could individually or in the aggregate have a Material Adverse Effect; (iii) each Plan has been maintained, operated, and funded in material compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

           (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

           (c)      Except as set forth in Schedule 6.12, neither any
                                           -------------
     Consolidated Party nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA (which would have a Material Adverse Effect) if any Consolidated Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither any Consolidated Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

          (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability, which could individually or in the aggregate have a Material Adverse Effect.

          (e)  Except as set forth in Schedule 6.12, neither any Consolidated
                                      -------------
     Party nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

     6.13 Subsidiaries.
          ------------

     Set forth on Schedule 6.13 is a complete and accurate list of all
                  -------------
Subsidiaries of each Consolidated Party.  Information on Schedule 6.13 includes
                                                         -------------
(a) jurisdiction of incorporation or organization and (b) with respect to any Subsidiary that is not a Wholly Owned Subsidiary, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Subsidiary, and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Consolidated Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 6.13, no Subsidiary that is not a Wholly Owned Subsidiary has
   -------------
outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock. Schedule 6.13 may be updated
                                                 -------------
from time to time by the Borrowers by giving written notice thereof to the Administrative Agent.

     6.14 Governmental Regulations, Etc.
          -----------------------------

          (a) No part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrowers will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation
     U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Consolidated Parties. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

          (b) No Consolidated Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, no Consolidated Party is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (c) Except as disclosed to the Administrative Agent in writing, no director, executive officer or principal shareholder of any Consolidated Party is an "insider" as such term is defined in Regulation O such that any Lender would be in violation of Regulation O with respect to any Loan hereunder.

          (d) Each Consolidated Party has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the ownership of its respective property and to the conduct of its respective businesses as presently conducted, other than those which the failure to obtain and hold is not reasonably likely to result in a Material Adverse Effect.

     6.15 Purpose of Loans and Letters of Credit.
          --------------------------------------

     The proceeds of the Loans hereunder shall be used solely by the Borrowers
(a) to repay amounts owing under the 1998 Credit Facility, (b) to finance the acquisition of (i) for lease office and industrial properties, (ii) subject to
Section 7.11(j), properties other than for lease office and industrial properties, (iii) Persons whose primary business is the ownership, leasing and management of for lease office and industrial properties and (iv) subject to
Section 7.11(j), Persons whose primary business is the ownership, leasing and management of properties other than for lease office and industrial properties,
(c) to finance the development of (i) new office and industrial properties and
(ii) subject to Section 7.11(j), to finance the development of properties other than for lease office and industrial properties, and (d) for working capital and other general corporate purposes. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business. In addition, Letters of Credit may be used to provide credit enhancement for any Indebtedness of a Credit Party.

     6.16 Environmental Matters.
          ---------------------

          (a) There is no violation of any Environmental Law with respect to the facilities and properties owned, leased or operated by the Consolidated Parties or the businesses operated by the Consolidated Parties which would, in the aggregate, result in anticipated clean-up costs in excess of $25 million.

          (b) No Consolidated Party has been notified of any material action, suit, proceeding or investigation which calls into question compliance by any Consolidated Party with any Environmental Laws or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material in any material respect of the Consolidated Parties taken as a whole.

     6.17 Intellectual Property.
          ---------------------

     Each Consolidated Party owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the

"Intellectual Property") necessary for each of them to conduct its business as
----------------------
currently conducted except for those the failure to own or have such legal right to use could not have a Material Adverse Effect.

     6.18 Solvency.
          --------

     Each Credit Party is and, after consummation of the transactions contemplated by this Credit Agreement, will be Solvent.

     6.19 Investments.
          -----------

     All Investments of each Consolidated Party are Permitted Investments.

     6.20 Disclosure.
          ----------

     Neither this Credit Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Consolidated Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

     6.21 No Burdensome Restrictions.
          --------------------------

     No Consolidated Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     6.22 Labor Matters.
          -------------

     There are no collective bargaining agreements or Multiemployer Plans covering the employees of a Consolidated Party as of the Closing Date and none of the Consolidated Parties has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

     6.23 Intentionally Omitted

     6.24 Principal Offices.
          ------------------

     Set forth on Schedule 6.24 is the chief executive office and principal
                  -------------
place of business of each Credit Party.  Schedule 6.24 may be updated from time
                                         -------------
to time by the Borrowers by giving written notice thereof to the Administrative Agent.


                                   SECTION 7

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

     7.1  Information Covenants.
          ---------------------

     The Principal Borrower will furnish, or cause to be furnished, to the Administrative Agent for distribution to the Lenders:

          (a)  Annual Financial Statements.  As soon as available, and in any
               ---------------------------
     event within 120 days after the close of each fiscal year of the Consolidated Parties, (i) a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern, (ii) a schedule of the Properties summarizing total revenues, expenses, net operating income, Adjusted NOI, Annualized Adjusted NOI and occupancy rates as of the last day of the applicable fiscal year and (iii) a projection of Capital Expenditures for the next fiscal year for each Property of a Consolidated Party.

          (b)  Quarterly Financial Statements.  As soon as available, and in any
               ------------------------------
     event within 45 days after the close of each fiscal quarter of the Consolidated Parties (other than the fourth fiscal quarter, in which case 120 days after the end thereof) (i) a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of the Principal Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments and the omission of footnotes, (ii) a schedule of the Properties summarizing total revenues, expenses, net operating income, Adjusted NOI, Annualized Adjusted NOI and occupancy rates as of the last day of the applicable quarter, (iii) a listing of all Properties Under Development showing the total capital obligation of the Credit Parties with respect to each such Property Under Development, funds expended to date in connection with each such Property Under Development and indicating whether each such Property Under Development qualifies as a Build To Suit Property,
     (iv) a projection of Asset Dispositions for the next fiscal quarter for each Consolidated Party, (v) a summary of land purchases by the Credit Parties for the prior quarter and (vi) a summary of all Net Cash Proceeds received by the Credit Parties during such fiscal quarter, together with a verification of the amount of such Net Cash Proceeds satisfactory to the Administrative Agent. The information provided pursuant to this Section 7.1(b) shall be substantially in the form of Exhibit 7.1(b).
                                                  --------------

          (c)  Officer's Certificate.  At the time of delivery of the financial
               ---------------------
     statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of the chief financial officer of the Principal Borrower substantially in the form of Exhibit 7.1(c), (i) demonstrating compliance, as of the end of
                 --------------
     each such fiscal period, with (A) the financial covenants contained in
     Section 7.11, (B) the limitation on Investments contained in Section 7.11(j),(l) and (m), and (C) the financial covenants contained in each of the indentures or other agreements relating to any publicly issued debt securities of any Consolidated Party, in each case by detailed calculation thereof (which calculation shall be in form satisfactory to the Agent and which shall include, among other things, an explanation of the methodology used in such calculation and a breakdown of the components of such calculation), (ii) stating that the Credit Parties were in compliance with each of the covenants set forth in Sections 7 and 8 of the Credit Agreement at all times during such fiscal period, and (iii) stating that, as of the end of each such fiscal period, no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

          (d)  Financial Projections.  Commencing with the fiscal quarter ending
               ---------------------
     as of December 31, 2000, as soon as available, and in any event within 45 days after the end of every other fiscal quarter thereafter (or, in the case of a fiscal quarter in which such reporting is required and which coincides with the end of a fiscal year, 120 days), (i) a pro forma balance sheet and income statement of the Consolidated Parties for each of the eight succeeding fiscal quarters, together with related pro forma consolidated statements of operations and retained earnings and of cash flows for each such succeeding fiscal quarter and (ii) a certificate of the chief financial officer of the Principal Borrower demonstrating compliance on a pro forma basis for each of the eight succeeding fiscal quarters with
     (A) the financial covenants contained in Section 7.11, (B) the limitation on Investments contained in Section 7.11(j), (l) and (m), and (C) the financial covenants contained in each of the indentures or other agreements relating to any publicly issued debt securities of any Consolidated Party, in each case by detailed calculation thereof (which calculations shall be in form satisfactory to the Agent and which shall include, among other things, an explanation of the methodology used in such calculations and a breakdown of the components of such calculations).

          (e)  Compliance With Certain Provisions of the Credit Agreement.
               ----------------------------------------------------------
     Within 120 days after the end of each fiscal year of the Principal Borrower, a certificate of the chief financial officer of the Principal Borrower containing information regarding the amount of all Equity Issuances that were made during the prior fiscal year.

          (f)  Accountant's Certificate.  Within the period for delivery of the
               ------------------------
     annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

          (g)  Auditor's Reports.  Promptly upon receipt thereof, a copy of any
               -----------------
     other report or "management letter" submitted by independent accountants to any Consolidated Party in connection with any annual, interim or special audit of the books of such Person.

          (h)  Reports.  Promptly, (i)(A) copies of any 10-K, 10-Q and S-4 filed
               -------
     (without exhibits unless such exhibits are requested by the Administrative Agent), (B) all other registration statements and prospectuses sent to, or notices received from, the Securities and Exchange Commission, or any successor agency, as may be requested by the Administrative Agent, (C) all materials sent to or received from S&P, Moodys, any Third Rating Agency or any other nationally recognized rating agency and (D) copies of all proxy statements as any Consolidated Party shall send to its shareholders or partners generally and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

          (i)  Notices. Upon obtaining knowledge thereof, such Credit Party will
               -------
     give written notice to the Administrative Agent immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any Consolidated Party
     (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined could reasonably be expected to have a Material Adverse Effect, (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could reasonably be expected to have a Material Adverse Effect, or (C) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against such Person or any ERISA Affiliate, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA or the termination of any Plan.

          (j)  ERISA. Upon obtaining knowledge thereof, any Credit Party will
               -----
     give written notice to the Administrative Agent promptly (and in any event within five business days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrowers or any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA);
     (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Consolidated Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan, provided that the foregoing events individually or in
                         --------
     combination could reasonably be expected to have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Principal Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

          (k)  Environmental.
               -------------

               (i) If the Administrative Agent requests in writing and if (A) the Borrower does not have environmental insurance with respect to any property owned, leased or operated by a Credit Party or (B) the Administrative Agent has reason to believe that there exists on any property owned, leased or operated by a Credit Party Hazardous Materials which materially affect the value of such property and with respect to which the Borrower has not furnished a report within the immediately previous twelve (12) month period, the Borrowers will furnish or cause to be furnished to the Administrative Agent, at the Borrowers' expense, a report of an environmental assessment of reasonable scope, form and depth, including, where appropriate, invasive soil or groundwater sampling, by a consultant reasonably acceptable to the Administrative Agent as to the nature and extent of the presence of any Hazardous Materials on any such property and as to the compliance by the Credit Parties with Environmental Laws; provided that if there exists a continuing default or Event of Default as of the date of the Administrative Agent's written request for an environmental report pursuant to the terms of this Section 7.1(k)(i), the Borrower shall provide such report regardless of whether either of the conditions set forth in subsections (A) and (B) of this Section 7.1(k)(i) has been satisfied. If the Borrowers fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Administrative Agent may arrange for same, and the Credit Parties hereby grant to the Administrative Agent and their representatives access to the Properties and a license of a scope reasonably necessary to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling).

               (ii) Each Credit Party will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials on, from, or affecting any real property owned or leased by a Credit Party to the extent necessary to be in compliance with all Environmental Laws and all other applicable federal, state, and local laws, regulations, rules and policies and with the orders and directives of all Governmental Authorities exercising jurisdiction over such real property to the extent any failure could reasonably be expected to have a Material Adverse Effect.

               (iii) Each Credit Party will promptly provide upon such Credit Party's receipt thereof all insurance certificate(s) evidencing the environmental insurance held by any of the Consolidated Parties with respect to the Properties.

          (l)  Quarterly Stock Repurchase/Joinder Statements.  As soon as
               ---------------------------------------------
     available, and in any event, within forty-five (45) days after the end of each fiscal quarter, a Quarterly Stock Repurchase/Joinder Statement. Attached to such Quarterly Stock Repurchase/Joinder Statement shall be (i) a certification from a Responsible Officer confirming that, as of the date of the Quarterly Stock Repurchase/Joinder Statement, there exist no Subsidiaries that should be, but have not yet been, joined as Credit Parties and (ii) copies of all Joinder Agreements executed during the immediately preceding fiscal quarter.

          (m)  Other Information.  With reasonable promptness upon any such
               -----------------
     request, such other information regarding the business, properties or financial condition of any Consolidated Party as the Administrative Agent or the Required Lenders through the Administrative Agent may reasonably request.

     7.2  Preservation of Existence and Franchises.
          ----------------------------------------

     Except as a result of or in connection with a merger of a Subsidiary permitted by Section 8.4 or as a result of an Asset Disposition permitted by
Section 8.17, each Credit Party will, and will cause each of its material Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority. Highwoods Properties will maintain its status as a REIT.

     7.3  Books and Records.
          -----------------

     Each Credit Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

     7.4  Compliance with Law.
          -------------------

          (a) Each Credit Party will, and will cause each of its Subsidiaries to, comply with all Environmental Laws, except to the extent any violations thereof result in aggregate projected clean up costs (to all Credit Parties, collectively) of less than $25,000,000; provided, however, that to the extent any material violation of any Environmental Law results from an intentional, willful or reckless act of any Credit Party or any of their Subsidiaries and any Environmental Law requires clean up or other remediation as a consequence of such violation, the Credit Parties or their Subsidiaries shall, upon obtaining knowledge of such condition, diligently pursue such required clean up and/or other remediation.

          (n) Each Credit Party will, and will cause each of its Subsidiaries to, comply with all other material laws, rules, regulations and orders, and all applicable material restrictions imposed by all Governmental Authorities, applicable to it and its property.

     7.5  Payment of Taxes and Other Indebtedness.
          ---------------------------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness (to the extent in excess of $1,000,000) as it shall become due; provided, however, that no Consolidated Party shall be required to pay any such
--------  -------
tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment could reasonably be expected to have a Material Adverse Effect.

     7.6  Insurance.
          ---------

     Each Credit Party will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, environmental insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice. The present insurance coverage of the Consolidated Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6. Each such policy will require and the
                         ------------
certificates will state, that no such policy will be terminated without at least thirty (30) days prior written notice having been delivered to the Administrative Agent.

     7.7  Maintenance of Property.
          -----------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

     7.8  Performance of Obligations.
          --------------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound, except to the extent any failure to so perform is not likely to result in a Material Adverse Effect.

     7.9  Use of Proceeds.
          ---------------

     The Borrowers will use the proceeds of the Loans and will use the Letters of Credit solely for the purposes set forth in Section 6.15.

     7.10 Audits/Inspections.
          ------------------

     Upon reasonable notice and during normal business hours and in a manner that will not unreasonably interfere with its business operations, each Credit Party will, and will cause each of its Subsidiaries to, permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of such Person.

     7.11 Financial Covenants.
          -------------------

               (a)  Total Liabilities to Total Assets. At all times, the ratio
                    ---------------------------------
          of (i) Total Liabilities to (ii) Total Assets shall be less than or equal to 0.55 to 1.0.

               (b)  Unencumbered Assets to Unsecured Debt. At all times, the
                    -------------------------------------
          ratio of (i) Unencumbered Assets to (ii) Unsecured Debt shall be greater than or equal to 2.0 to 1.0.

               (c)  Secured Debt to Total Assets. At all times, the ratio of (i)
                    ----------------------------
          Secured Debt to (ii) Total Assets shall be less than or equal to 0.30 to 1.0.

               (d)  Interest Coverage Ratio. At all times, the Interest Coverage
                    -----------------------
          Ratio shall be greater than 2.25 to 1.0.

               (e)  Fixed Charge Coverage Ratio. At all times the Fixed Charge
                    ---------------------------
          Coverage Ratio shall be greater than 1.75 to 1.0.

               (f)  Unsecured Debt Coverage Ratio. At all times, the ratio of
                    -----------------------------
          (i) aggregate Adjusted NOI for all Properties contributing to the calculation of Unencumbered Assets for the twelve (12) month period immediately preceding the last day of the calendar month most recently ended, (including, without limitation, (A) for Properties sold prior to the date of calculation, Adjusted NOI for such Properties during the applicable calculation period up to the date of such sale, and (B) for Properties which drop out of the calculation of Unencumbered Assets prior to such date of calculation, Adjusted NOI for such Properties during the applicable calculation period up to the date on which such Property is no longer considered for purposes of calculating Unencumbered Assets; provided, however, that Adjusted NOI for Properties first included in the calculation of Unencumbered Assets during the applicable calculation period shall be included only to the extent received on or after the date on which such Property is included in the calculation of Unencumbered Assets) to (ii) Interest Expense paid on Unsecured Debt for the twelve (12) month period immediately preceding the last day of the calendar month most recently ended, shall be greater than 2.25 to 1.0.

               (g)  Tangible Net Worth. At all times the Tangible Net Worth
                    ------------------
          shall be greater than or equal to the sum of (i) $1,879,000,000.00, plus (ii) an amount equal to 85% of the Net Cash Proceeds of any
          ----
          Equity Issuance received by the Consolidated Parties subsequent to the Closing Date calculated on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties following the Closing Date, less (iii) an amount equal to 85% of the aggregate Dollar amount paid
          ----
          by the Principal Borrower for the purchase, redemption, retirement or acquisition of Capital Stock of the Principal Borrower following the Closing Date pursuant to Section 7.11(k) hereof as set forth in the Quarterly Compliance Certificates delivered to the Agent pursuant to
          Section 7.1(l).

               (h)  Speculative Land to Total Assets. At all times, the ratio of
                    --------------------------------
          (i) the value of all Speculative Land (as adjusted to deduct therefrom the pro rata share of Speculative Land allocable to the Outside Interests) to (ii) Total Assets shall be less than or equal to 0.10 to 1.0.

               (i)  Budgeted Project Cost Ratios.
                    ----------------------------

                    (i) At all times, the ratio of (A) the Budgeted Project Costs of all Properties Under Development (excluding Build To Suit Properties; and as adjusted to deduct therefrom the pro rata share of Properties Under Development allocable to the Outside Interests) to (B) Total Assets shall be less than or equal to
               0.15 to 1.0.

                    (ii) At all times, the ratio of (A) the Budgeted Project Costs of all Properties Under Development (including Build to Suit Properties; and as adjusted to deduct therefrom the pro rata share of Properties Under Development allocable to the Outside Interests) to (B) Total Assets shall be less than or equal to
               0.20 to 1.0.

                    (iii) At all times, the ratio of (A) the sum of (1) the value of all Speculative Land (as adjusted to deduct therefrom the pro rata share of Properties Under Development allocable to the Outside Interests) plus (2) the Budgeted Project Costs of all
                                      ----
               Properties Under Development (including Build to Suit Properties; and as adjusted to deduct therefrom the pro rata share of Properties Under Development allocable to the Outside Interests) to (B) Total Assets shall be less than or equal to 0.25 to 1.0.

               (j)  Investment in Properties other than For Lease Office and
                    --------------------------------------------------------
          Industrial Properties.  The Credit Parties will not permit any
          ---------------------
          Consolidated Party to, directly or indirectly, acquire, develop or otherwise make an Investment in any properties other than for lease office and industrial properties which in the aggregate shall exceed at any one time an amount greater than 10% of Total Assets.

               (k)  Restricted Payments.  The Credit Parties will not permit any
                    -------------------
          Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except that (i) the Credit Parties may, as of any given date, make distributions in an aggregate amount not to exceed one hundred percent (100%) of Cash Available for Distribution, and (ii) the Principal Borrower may purchase, redeem, retire or otherwise acquire for value any shares of any class of Capital Stock of the Principal Borrower, provided, however, that the amount of all such purchases, redemptions, retirements or payments shall not exceed in the aggregate the lesser of:

               I. the sum of (x) 75% of Net Asset Sales Proceeds derived from sales of Speculative Land, plus (y) 30% of Net Asset Sales Proceeds derived from sales of Properties of the Consolidated Parties not considered to be Speculative Land, in each case, on and after December 10, 1999, and

               II. $225,000,000, provided, that such amount shall be calculated to include all amounts of purchases, redemptions, retirements or payments occurring on and after December 10, 1999.

          Notwithstanding anything herein to the contrary, the cumulative sum of the products resulting from the formulas in (x) and (y) of clause I above shall not exceed the sum of (i) the aggregate amount of Net Asset Sales Proceeds received as a result of Asset Dispositions minus
                                                                          -----
          (ii) any proceeds which are used by the applicable Consolidated Parties to retire in whole or in part any Indebtedness encumbering the Properties sold minus (iii) the aggregate principal amount of any
                          -----
          Indebtedness encumbering the Properties sold assumed by the purchasers of such Properties.

               (l)  Investments in Non-Wholly Owned Subsidiaries.  The Credit
                    --------------------------------------------
          Parties will not permit the Borrowers or any Wholly Owned Subsidiary that is a Credit Party to make any Investment in any Non-Wholly Owned Subsidiary that is a Credit Party except to the extent that the Adjusted Investment Value of such Investments does not exceed, in the aggregate at any time outstanding, an amount equal to 15% of Total Assets less an amount equal to the percentage of Total Assets represented by the Adjusted Investment Value of Investments made pursuant to Section 7.11(m).

               (m)  Investments in Non-Consolidated Parties.  The Credit Parties
                    ---------------------------------------
          will not permit any Investments in any Person that is not a Consolidated Party except to the extent that the aggregate Adjusted Investment Value of all such Investments in all such Persons does not exceed 10% of Total Assets in the aggregate at any one time outstanding.

     7.12 Additional Credit Parties.
          -------------------------

     If any Person becomes a Subsidiary of any Credit Party or upon the formation of any Preferred Stock Subsidiary or if at any time any Non-Guarantor Subsidiary (other than the Nichols Entities) could become a Credit Party without violating the terms of any material contract, agreement or document to which it is a party, the Principal Borrower shall (a) if such Person is a Domestic Subsidiary of a Credit Party or a Preferred Stock Subsidiary, cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit 7.12 on
                                                                 ------------
or before the deadline for delivery of the next Quarterly Stock Repurchase/Joinder Statement, (b) provide the Administrative Agent with notice thereof on a quarterly basis by delivering a Quarterly Stock Repurchase/Joinder Statement and other documentation as required in Section 7.1(l), and (c) cause such Person to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent. If a Non-Guarantor Subsidiary executes and delivers a Joinder Agreement it shall no longer be deemed a Non-Guarantor Subsidiary under this Credit Agreement.

     7.13  Management.
           ----------

     Each of O. Temple Sloan, Ronald P. Gibson, Carman Liuzzo and Edward J. Fritsch shall remain active in the management of Highwoods Properties; provided that upon the death, disability or retirement of any of the above-referenced individuals, Highwoods Properties shall have six months to provide the Administrative Agent with substitute personnel as replacements; such substitute personnel to be acceptable to the Administrative Agent in its reasonable discretion.

     7.14  Upstream of Excess Cash Flow.
           ----------------------------

     Each Credit Party shall cause all "Excess Cash Flow" (as defined below) of a Non-Guarantor Subsidiary (other than the Nichols Entities) to be transferred to a Credit Party as promptly as possible but at least once a month. For the purposes of this Section 7.14, "Excess Cash Flow" means an amount equal to all net operating income of such Non-Guarantor Subsidiary minus all debt service payments of such Non-Guarantor Subsidiary minus all amounts required to fund reserves of such Non-Guarantor Subsidiary.

     7.15  Intentionally Omitted

     7.16  Environmental Indemnity.
           -----------------------

     The Credit Parties agree that they will reimburse the Lenders for and hereby hold the Lenders harmless from all fines or penalties made or levied against any of the Lenders by any Governmental Authority as a result of or in connection with (i) the use of Materials of Environmental Concern at the Properties, (ii) the use of Materials of Environmental Concern at the facilities thereon, or (iii) the use, generation, storage, transportation, discharge, release or handling of any Materials of Environmental Concern at the Properties, or as a result of any release of any Materials of Environmental Concern onto the ground or into the water or air from or upon the Properties at any time. The Credit Parties also agree that they will reimburse the Lenders for and indemnify and hold the Lenders harmless from any and all costs, expenses (including reasonably attorneys' fees actually incurred) and for all civil claims, judgments or penalties incurred entered, assessed, or levied against any of the Lenders as a result of any of the Credit Parties' use of Materials of Environmental Concern at the Properties or as a result of any release of any Materials of Environmental Concern on the ground or into the water or air by any of the Credit Parties from or upon the Properties. Such reimbursement or indemnification shall include but not be limited to any and all judgments or penalties to recover the costs of cleanup of any such release by any of the Credit Parties from or upon Properties and all reasonable expenses incurred by the Lenders as a result of such a civil action, including but not limited to reasonable attorneys' fees. The Credit Parties' obligations under this section shall survive the repayment of the Loans.

                                   SECTION 8

                              NEGATIVE COVENANTS
                              ------------------

     Each Credit Party hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

     8.1  Indebtedness.
          ------------

     The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

          (b)  Indebtedness set forth in Schedule 8.1 (and renewals,
                                         ------------
     refinancings and extensions thereof (i) on terms and conditions no less favorable to such Person than such existing Indebtedness or (ii) in the case such existing Indebtedness becomes unsecured, on terms and conditions consistent with then prevailing market standards for such unsecured Indebtedness) and in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

          (c) Indebtedness arising from obligations of the Credit Parties evidenced by the interest rate protection agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

          (d)  Other unsecured Indebtedness;

          (e) Other secured Indebtedness that is nonrecourse to any Credit Party (subject to normal and customary recourse carveouts in the ordinary course of business);

          (f) Other secured Indebtedness that is recourse to any Credit Party provided that such secured Indebtedness, in the aggregate, shall not exceed at any one time a principal amount greater than 5% of Total Assets; and

          (g) Indebtedness in respect of letters of credit (other than Letters of Credit issued under and pursuant to this Credit Agreement) issued by financial institutions to secure liability obligations of the Consolidated Parties in an aggregate principal amount up to $45,000,000 at any one time outstanding.

     8.2  Liens.
          -----

     The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Lien with respect to any ownership interest in a Non-Guarantor Subsidiary.

     8.3  Nature of Business.
          ------------------

     Except as provided in Section 7.11(j), the Credit Parties will not permit the Consolidated Parties as a whole to substantially alter the character or conduct of the business conducted by such Person as of the Closing Date.

     8.4  Consolidation, Merger, Dissolution, etc.
          ----------------------------------------

     The Credit Parties will not permit any Consolidated Party to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the
                                            --------
foregoing provisions of this Section 8.4, (a) each of the Borrowers may merge or consolidate with any of its Subsidiaries so long as (i) such Borrower shall be the continuing or surviving entity and (ii) after giving effect thereto no Default or Event of Default exists, (b) any Person may be merged or consolidated with or into Highwoods Properties so long as (i) Highwoods Properties is the continuing or surviving corporation and (ii) after giving effect thereto no Default or Event of Default exists and (c) any Consolidated Party other than Highwoods Properties or a Borrower may merge or consolidate with any Person other than Highwoods Properties or a Borrower so long as the Person surviving such merger or consolidation is or becomes a Credit Party pursuant to Section 7.12 hereof.

     8.5  Intentionally Omitted

     8.6  Investments.
          -----------

     The Credit Parties will not permit any Consolidated Party to lend money or extend credit or make advances to any Person or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an Investment in any Person except for Permitted Investments.

     8.7  Intentionally Omitted

     8.8  Prepayments of Indebtedness, etc..
          ---------------------------------

     The Credit Parties will not permit any Consolidated Party to (a) if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof, or (b) if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness.

     8.9  Transactions with Affiliates.
          ----------------------------

     The Credit Parties will not permit any Consolidated Party to enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (i) transactions permitted by Section 8.6, (ii) customary fees paid to directors in the ordinary course of business,
(iii) the payment of compensation to employees and officers in the ordinary course of business, (iv) the creation of Preferred Stock Subsidiaries and (v) on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

     8.10 Fiscal Year; Organizational Documents.
          -------------------------------------

     The Credit Parties will not permit any Consolidated Party to (a) change its fiscal year without the prior written consent of the Required Lenders or (b) amend, modify or change its partnership agreement (other than a change limited solely to add additional limited partners or authorize the issuance of additional units) or articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) in any manner that would reasonably be likely to adversely affect the rights of the Lenders in any material respect.

     8.11 Limitation on Restricted Actions.
          --------------------------------

     Without providing prior written notice to the Administrative Agent, the Credit Parties will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party or (d) sell, lease or transfer any of its properties or assets to any Credit Party, except (in respect of any of the matters referred to in clauses (a) through (d) above) for such encumbrances or restrictions existing under or by reason of this Credit Agreement and the other Credit Documents.

     8.12 Ownership of Subsidiaries.
          -------------------------

     Notwithstanding any other provisions of this Credit Agreement to the contrary, Credit Parties will not permit any Consolidated Party other than Highwoods Properties, Highwoods Realty or any Preferred Stock Subsidiary to issue any shares of preferred Capital Stock to any Person other than a Credit Party. Furthermore, Highwoods Realty and Highwoods Properties shall at all times maintain ownership, directly or indirectly, all of the Capital Stock of AP Southeast Portfolio Partners, L.P., a Delaware limited partnership, AP-GP Southeast Portfolio Partners, L.P., a Delaware limited partnership and Highwoods Realty GP Corp., a Delaware corporation.

     8.13 Sale Leasebacks.
          ---------------

     Except as could not reasonably be expected to have a Material Adverse Effect, the Credit Parties will not permit any Consolidated Party to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real or personal or mixed), whether now owned or hereafter acquired, (a) which such Consolidated Party has sold or transferred or is to sell or transfer to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease.

     8.14 No Further Negative Pledges.
          ---------------------------

     The Credit Parties will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(b), Section 8.1(e) or Section 8.1(f), provided that any such restriction
                                          --------
contained therein relates only to the properties or assets constructed or acquired in connection with such Indebtedness.

     8.15 Non-Guarantor Subsidiaries.
          --------------------------

     Notwithstanding any other provision of this Credit Agreement, the Credit Parties shall prohibit any Non-Guarantor Subsidiary from (a) forming or acquiring any new Subsidiary, (b) incurring any new Indebtedness other than Indebtedness in respect of current accounts payable and accrued expenses incurred in the ordinary course of business, (c) purchasing or acquiring any new assets or (d) incurring any change in its ownership.

     8.16 Intentionally Omitted

     8.17 Asset Dispositions.
          ------------------

     The Credit Parties will not permit any Consolidated Party to make any Asset Disposition in which the value of the assets sold or otherwise disposed pursuant to such Asset Disposition exceeds $30,000,000 unless the Principal Borrower shall have delivered to the Administrative Agent at least two (2) Business Days prior to such Asset Disposition a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Asset Disposition, on a pro forma basis the Credit Parties shall be in compliance with all of the covenants contained in
Section 7.11.


                                   SECTION 9

                               EVENTS OF DEFAULT
                               -----------------

     9.1  Events of Default.
          -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                           ----------------

          (a)  Payment.  Any Credit Party shall
               -------

               (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

               (ii) default, and such default shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

          (b)  Representations.  Any representation, warranty or statement made
               ---------------
     or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made; or

          (c)  Covenants.  Any Credit Party (or the Credit Parties collectively)
               ---------
     shall

               (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.4(a), 7.9, 7.11,
          7.12 or 8.1 through 8.16, inclusive; or

               (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(a), (b) (c) or (d) and such default shall continue unremedied for a period of at least 5 days after the earlier of a Responsible Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

               (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

          (d)  Other Credit Documents. (i) Any Credit Party shall default in the
               ----------------------
     due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) any Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

          (e)  Guaranties.  The guaranty given by any Guarantor hereunder
               ----------
     (including any Additional Credit Party) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Additional Credit Party) hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

          (f)  Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to
               ---------------
     any Consolidated Party; or

          (g)  Defaults under Other Agreements.
               -------------------------------

               (i) Any Consolidated Party shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any obligation or condition of any contract or lease of such Consolidated Party such that the default would have a Material Adverse Effect; or

               (ii) With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement or the Nichols Documents) in excess of $7,500,000 in the aggregate for the Consolidated Parties taken as a whole, (A) any Consolidated Party shall (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or Administrative Agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof. The events set forth in this Section 9.1(g)(ii) shall constitute an immediate Event of Default notwithstanding any cure period that would be otherwise applicable with respect to such event pursuant to the terms of this Credit Agreement (including, without limitation, cure periods provided with respect to violations of Section 7.5).

          (h)  Judgments.  One or more judgments or decrees shall be entered
               ---------
     against one or more of the Consolidated Parties involving a liability of $5,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i)  ERISA.  Any of the following events or conditions, if such event
               -----
     or condition could have a Material Adverse Effect: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and
     Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Consolidated Party or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Consolidated Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

          (j)  Ownership.  There shall occur a Change of Control; or
               ---------

          (k)  Nichols Documents.  There shall occur a default or an event of
               -----------------
     default under the Nichols Documents and such default or event of default shall continue unremedied for a period of at least 90 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent.

     9.2  Acceleration; Remedies.
          ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Required Lenders or all of the Lenders, as applicable (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the Required Lenders or all of the Lenders, as applicable (pursuant to the voting procedures in Section 11.6), the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

          (a)  Termination of Commitments.  Declare the Commitments terminated
               --------------------------
     whereupon the Commitments shall be immediately terminated.

          (b)  Acceleration.  Declare the unpaid principal of and any accrued
               ------------
     interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrowers to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

          (c)  Cash Collateral.  Direct the Borrowers to pay (and the Borrowers
               ---------------
     agree that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (d)  Enforcement of Rights.  Enforce any and all rights and interests
               ---------------------
     created and existing under the Credit Documents and all rights of set-off.

     Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders.


                                  SECTION 10

                               AGENCY PROVISIONS
                               -----------------

     10.1 Appointment, Powers and Immunities.
          ----------------------------------

     Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its Administrative Agent under this Credit Agreement and the other Credit Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 10.5 and the first sentence of Section 10.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and Administrative Agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Credit Document or any certificate or other document referred to or provided for in, or received by any of them under, any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Credit Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Credit Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Credit Document, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     10.2 Reliance by Administrative Agent.
          --------------------------------

     The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 11.3(b) hereof. As to any matters not expressly provided for by this Credit Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided,
                                                                       --------
however, that the Administrative Agent shall not be required to take any action
-------
that exposes the Administrative Agent to personal liability or that is contrary to any Credit Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

     10.3 Defaults.
          --------

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or one of the Borrowers specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received
-------- ----
such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     10.4 Rights as a Lender.
          ------------------

     With respect to its Commitment and the Loans made by it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Bank of America (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and Bank of America (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Credit Agreement or otherwise without having to account for the same to the Lenders.

     10.5 Indemnification.
          ---------------

     The Lenders agree to indemnify the Administrative Agent only in its capacity as Administrative Agent (to the extent not reimbursed under Section
11.5 hereof, but without limiting the obligations of the Borrowers under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) in any way relating to or arising out of any Credit Document or the transactions contemplated thereby or any action taken or omitted by the Administrative Agent under any Credit Document; provided that no Lender shall be liable for any of the foregoing to
          --------
the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrowers under Section 11.5, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrowers. The agreements in this Section 10.5 shall survive the repayment of the Loans,

LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     10.6  Non-Reliance on Administrative Agent and Other Lenders.
           ------------------------------------------------------

     Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Credit Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Credit Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or Affiliates that may come into the possession of the Administrative Agent or any of its Affiliates.

     10.7  Successor Administrative Agent.
           ------------------------------

     The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Principal Borrower. The Administrative Agent may be removed at any time with cause by the Required Lenders, provided that the Principal Borrower and the other Lenders shall be promptly notified thereof. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent with the consent of the Borrower, such consent not to be unreasonably withheld or delayed; provided, however, that the Borrower shall have no right to consent to such appointment to the extent an Event of Default is continuing at the time of such appointment. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lender's removal, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized or licensed under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     10.8  Minimum Commitments by Agents.
           -----------------------------

     Subsequent to the Closing Date, each of Bank of America, Well Fargo Bank, National Association and Wachovia Bank, National Association agree to maintain a Revolving Commitment in an amount equal to or greater than $25,000,000 for so long as (i) no Event of Default has occurred and is continuing and (ii) each of Bank of America, Well Fargo Bank, National Association and Wachovia Bank, National Association remain as Administrative Agent, Syndication Agent and Documentation Agent, respectively; provided that each of Bank of America, Well
                                   --------
Fargo Bank, National Association and Wachovia Bank, National Association may participate or assign any of such amount to a Federal Reserve Bank or a majority owned subsidiary of each of Bank of America, Well Fargo Bank, National Association and Wachovia Bank, National Association, respectively.


                                  SECTION 11

                                 MISCELLANEOUS
                                 -------------

     11.1  Notices.
           -------

     Except as otherwise expressly provided herein, all requests, notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrowers, Guarantors and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 2.1(a), or at such other address as such party may specify by
         ---------------
written notice to the other parties hereto:

     if to the Borrowers:

          Highwoods Properties, Inc.
          3100 Smoketree Court, Suite 600
          Raleigh, North Carolina 27604
          Attn: Carman Liuzzo
          Telephone:  (919) 875-6605
          Telecopy:   (919) 876-6929

     if to a Guarantor:

          [Name of Guarantor]
          c/o Highwoods Realty Limited Partnership
          3100 Smoketree Court, Suite 600
          Raleigh, North Carolina 27604
          Attn: Carman Liuzzo
          Telephone:  (919) 875-6605
          Telecopy:   (919) 876-6929

     if to the Administrative Agent:

          Bank of America, N.A.
          Real Estate Department
          6610 Rockledge Drive;  6/th/ Floor
          Bethesda, Maryland 20817
          Attn:  Mary Baxa
          MD2-600-06-14
          Telephone:  (301) 571-9053
          Telecopy:   (301) 493-2885

     with a copy to:

          Bank of America, N.A.
          Bank of America Corporate Center
          100 North Tryon Street, 15th Floor
          Charlotte, North Carolina 28255
          Attn: Terence Hatton
          Telephone:  (704)386-8034
          Telecopy:   (704)388-8841

     11.2 Right of Set-Off; Adjustments.
          -----------------------------

     Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the obligations of such Person now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether such Lender shall have made any demand under hereunder or thereunder and although such obligations may be unmatured. Each Lender agrees promptly to notify any affected Credit Party after any such set-off and application made by such

Lender; provided, however, that the failure to give such notice shall not affect
        --------  -------
the validity of such set-off and application. The rights of each Lender under this Section 11.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

     11.3 Benefit of Agreement; Assignments.
          ---------------------------------

          (a) This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or
                         --------
     transfer any of its interests and obligations without prior written consent of the Lenders; provided further that the rights of each Lender to
                     -------- -------
     transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3.

          (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that
                          --------  -------

               (i)   each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of $1,000,000 in excess thereof (provided that such assigning Lender must, at the time of such partial assignment, retain a Revolving Commitment in an amount at least equal to $10,000,000);

               (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Credit Agreement and the Notes; and

               (iv) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance in the form of Exhibit 11.3(b) hereto, together with any
                                    ---------------
          Note subject to such assignment and a processing fee of $3,500.

     Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this
     Section 11.3(b), the assignor, the Administrative Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Principal Borrower and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.11.

          (c) The Administrative Agent shall maintain at its address referred to in Section 11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The
                                                         --------
     entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 11.3(b) hereto, (i) accept such Assignment and Acceptance,
             ---------------
     (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

          (e) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement (including all or a portion of its Commitment or its Loans); provided, however, that (i) such Lender's obligations under this
             --------  -------
     Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 3.7 through 3.12, inclusive, and the right of set-off contained in Section 11.2, and (iv) the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of this Credit Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment).

          (f) Notwithstanding any other provision set forth in this Credit Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

          (g) Any Lender may furnish any information concerning the Borrowers or any of their Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.14 hereof.

     11.4 No Waiver; Remedies Cumulative.
          ------------------------------

     No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Borrowers or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     11.5 Expenses; Indemnification.
          -------------------------

          (a) The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent actually incurred with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Documents. The Borrowers further agree to pay on demand all costs and expenses of the Administrative Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses actually incurred), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered hereunder.

          (b) The Borrowers agree to indemnify and hold harmless the Administrative Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses,
     ------------------
     liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrowers agree not to assert any claim against the Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

          (c) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 11.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     11.6 Amendments, Waivers and Consents.
          --------------------------------

     Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Principal Borrower, provided, however, that:
                    --------  -------

     (a) without the consent of each Lender affected thereby, neither this Credit Agreement nor any of the other Credit Documents may be amended, supplemented or modified to

               (i) extend the final maturity of any Loan or the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

               (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

               (v)     release (i) any Borrower, or (ii) except as permitted by
          Section 8.17, any other Credit Party, from its or their obligations under the Credit Documents,

               (vi) amend, modify or waive any provision of this Section 11.6 or 3.13, 3.14, 3.15(b), 9.1(a), 11.2, 11.5 or 11.9,

               (vii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders and Supermajority Lenders, or

               (viii) consent to the assignment or transfer by any Borrower (or another Credit Party) of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

          (b)  without the consent of the Supermajority Lenders, no provision of
          Section 7.11(a) or the definitions utilized therein may be amended, modified, supplemented or deleted;

          (c)  without the consent of the Administrative Agent, no provision of
          Section 10 may be amended, modified, supplemented or deleted;

          (d)  without the consent of the Issuing Lender, no provision of
          Section 2.3 may be amended modified, supplemented or deleted.

     Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     The Administrative Agent shall have the exclusive authority to release any Guarantor disposed of by a Credit Party pursuant to the terms of Section 8.17.

     11.7    Counterparts.
             ------------

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

     11.8    Headings.
             --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     11.9    Survival.
             --------

     All indemnities set forth herein, including, without limitation, in Section 2.2(h), 3.11, 3.12, 10.5 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

     11.10   Governing Law; Submission to Jurisdiction; Venue.
             ------------------------------------------------

             (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing.
     Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

            (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE BORROWERS AND THE CREDIT PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     11.11  Severability.
            ------------

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     11.12  Entirety.
            --------

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     11.13  Binding Effect; Termination.
            ---------------------------

            (a) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by the Borrowers, the Guarantors and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

            (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Credit Party Obligations have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

     11.14  Confidentiality.
            ---------------

     The Administrative Agent and each Lender (each, a "Lending Party") agrees
                                                        -------------
to keep confidential any information furnished or made available to it by the Borrowers pursuant to this Credit Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing
--------
such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Credit Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party as necessary to fully assert its claims or to defend itself with respect to such litigation or as otherwise required in connection with any other litigation to which such Lending Party or any of its Affiliates may be a party,
(h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document, and (i) subject to provisions substantially similar to those contained in this Section 11.14, to any actual or proposed participant or assignee.

     11.15  Conflict.
            --------

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:                    HIGHWOODS REALTY LIMITED
----------                      PARTNERSHIP
                                  By:  HIGHWOODS PROPERTIES, INC.

                              HIGHWOODS PROPERTIES, INC.
                              HIGHWOODS SERVICES, INC.
                              HIGHWOODS FINANCE, LLC
                                  By:  HIGHWOODS PROPERTIES, INC.
                              HIGHWOODS/TENNESSEE HOLDINGS,
                               L.P.
                                  By:  HIGHWOODS/TENNESSEE PROPERTIES, INC.



                              By:  /s/ Ronald P. Gibson
                                 ---------------------------------------------
                                  Name:  Ronald P. Gibson
                                  Title:  President and Chief Executive Officer

GUARANTORS:                   SOUTHEAST REALTY OPTIONS CORP.
-----------                   HIGHWOODS/FLORIDA GP CORP.
                              HIGHWOODS/TENNESSEE PROPERTIES, INC.
                              ATRIUM ACQUISITION CORP.
                              HIGHWOODS/FLORIDA HOLDINGS, L.P.
                                  By:  HIGHWOODS FLORIDA GP CORP.
                              PINELLAS NORTHSIDE PARTNERS, LTD.
                                  By:  HIGHWOODS/FLORIDA HOLDINGS, L.P.
                                       By:  HIGHWOODS/FLORIDA GP CORP.
                              PINELLAS BAY VISTA PARTNERS, LTD.
                              By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
                                  By:  HIGHWOODS/FLORIDA GP CORP.


                      (Signatures continued on next page)

                                 DOWNTOWN CLEARWATER TOWER,
                                  LTD.
                                   By:HIGHWOODS/FLORIDA HOLDINGS,
                                      L.P.
                                     By:HIGHWOODS/FLORIDA GP CORP.
                                 SISBROS, LTD.
                                    By:HIGHWOODS/ FLORIDA HOLDINGS, L.P.
                                        By:  HIGHWOODS/FLORIDA GP CORP.
                                 SHOCKOE PLAZA INVESTORS, L.C.
                                   By:HIGHWOODS REALTY LIMITED
                                       PARTNERSHIP
                                      By:HIGHWOODS PROPERTIES, INC.
                                 RC ONE LLC
                                    By:HIGHWOODS SERVICES, INC.
                                 HPI TITLE AGENCY, LLC
                                    By:HIGHWOODS REALTY LIMITED
                                        PARTNERSHIP
                                       By:HIGHWOODS PROPERTIES, INC.
                                 ALAMEDA TOWERS DEVELOPMENT
                                   COMPANY
                                 BOARD OF TRADE REDEVELOPMENT
                                   CORPORATION
                                 CHALLENGER, INC.
                                 GUARDIAN MANAGEMENT, INC.
                                 HIGHWOODS/CYPRESS COMMONS LLC
                                    By:HIGHWOODS/FLORIDA HOLDINGS,
                                       L.P.
                                       By:HIGHWOODS/FLORIDA GP
                                          CORP.
                                 HIGHWOODS/INTERLACHEN
                                   HOLDINGS, L.P.
                                    By:HIGHWOODS/ FLORIDA HOLDINGS,
                                       L.P.
                                      By:HIGHWOODS/FLORIDA GP
                                         CORP.
                                 HIGHWOODS CONSTRUCTION
                                   SERVICES, LLC
                                    By:HIGHWOOD SERVICES, INC.

                      (Signatures continued on next page)

                                 HIGHWOODS DLF, LLC
                                   By:HIGHWOODS REALTY LIMITED
                                       PARTNERSHIP
                                      By:HIGHWOODS PROPERTIES, INC.
                                 HIGHWOODS DLF II, LLC
                                   By:HIGHWOODS REALTY LIMITED
                                       PARTNERSHIP
                                      By:HIGHWOODS PROPERTIES, INC.
                                 HIGHWOODS WELLNESS CENTER, LLC
                                   By:HIGHWOODS SERVICES, INC.
                                 HIGHWOODS 3322, LLC
                                   By  HIGHWOODS/FLORIDA HOLDINGS,
                                        L.P.
                                       By:HIGHWOODS/FLORIDA GP CORP.
                                 THE J. C. NICHOLS REALTY COMPANY
                                 KC CONDOR, INC.
                                 MARLEY CONTINENTAL HOMES OF
                                  KANSAS
                                   By:HIGHWOODS PROPERTIES, INC.
                                 NICHOLS PLAZA WEST, INC.
                                 OZARK MOUNTAIN VILLAGE, INC.
                                 PLAZA LAND COMPANY
                                 SHADOW CREEK I, LLC
                                   By:HIGHWOODS REALTY LIMITED
                                       PARTNERSHIP
                                      By:HIGHWOODS PROPERTIES, INC.
                                 SOMEDAY, INC.
                                 4551 COX ROAD LLC
                                    By:HIGHWOODS REALTY LIMITED
                                        PARTNERSHIP
                                       By:HIGHWOODS PROPERTIES, INC.

                      (Signatures continued on next page)

                                 4600 COX ROAD LLC
                                    By:HIGHWOODS/FLORIDA HOLDINGS,
                                       L.P.
                                       By:HIGHWOODS/FLORIDA GP
                                          CORP.
                                 581 HIGHWOODS, L.P.
                                     By:HIGHWOODS/FLORIDA HOLDINGS,
                                        L.P.
                                        By:HIGHWOODS/FLORIDA GP
                                           CORP.



                                 By:  /s/ Ronald P. Gibson
                                      -------------------------------------
                                      Name:  Ronald P. Gibson
                                      Title:  President and Chief Executive
                                      Officer

LENDERS:                        BANK OF AMERICA, N.A.,
-------
                                individually in its capacity as a Lender and in its capacity as Administrative Agent

                                By: /s/ Terence Hatton
                                   ------------------------------
                                Name:  Terence Hatton
                                Title:  Senior Vice President

                                WELLS FARGO BANK, NATIONAL ASSOCIATION
                                individually in its capacity as a Lender and in its capacity as Syndication Agent

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                WACHOVIA BANK, N.A.
                                individually in its capacity as a Lender and in its capacity as Documentation Agent

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                COMMERZBANK AG,
                                NEW YORK AND GRAND CAYMAN BRANCHES
                                individually in its capacity as a Lender and as Managing Agent

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                PNC BANK, NATIONAL ASSOCIATION
                                individually in its capacity as a Lender and as a Co-Agent

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                  [signature pages continue]

                                AMSOUTH BANK
                                individually in its capacity as a Lender and as a Co-Agent

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                SOUTHTRUST BANK
                                individually in its capacity as a Lender and as a Co-Agent

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                CENTURA BANK
                                individually in its capacity as a Lender and as a Co-Agent

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                BRANCH BANKING AND TRUST COMPANY
                                individually in its capacity as a Lender and as a Co-Agent

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________

                                ERSTE BANK, NEW YORK BRANCH
                                individually in its capacity as a Lender

                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________


                                By: /s/ Authorized Signatory
                                   ------------------------------
                                Name:____________________________
                                Title:___________________________